SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HANGER ORTHOPEDIC GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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HANGER ORTHOPEDIC GROUP, INC.

Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

April 30, 2003

Dear Stockholder:

      We are pleased to invite you to attend our Annual Meeting of Stockholders. This year it will be held on Friday, May 30, 2003, at 10:00 a.m., local time, at the Hyatt Regency Bethesda Hotel, One Bethesda Metro Center, Bethesda, Maryland. The primary business of the meeting will be to elect directors, approve the proposed 2003 Non-Employee Directors’ Stock Incentive Plan and approve a proposed amendment to the 2002 Stock Option Plan.

      A Notice of the Annual Meeting and the Proxy Statement follow. You will also find a proxy card enclosed. We invite you to attend the meeting in person, but if this is not feasible, it is advisable for you to be represented by proxy. Therefore, if you cannot attend the meeting, we urge you to sign the enclosed proxy card and mail it promptly in the return-addressed, postage-prepaid envelope provided for your convenience.

Sincerely,

Ivan R. Sabel
Chairman of the Board
and Chief Executive Officer

HANGER ORTHOPEDIC GROUP, INC.

Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

      Notice is hereby given that the Annual Meeting of Stockholders of Hanger Orthopedic Group, Inc., a Delaware corporation (“Hanger” or the “Company”), will be held at the Hyatt Regency Bethesda Hotel, One Bethesda Metro Center, Bethesda, Maryland on Friday, May 30, 2003, at 10:00 a.m., local time, for the following purposes:

      1. to elect nine persons to serve as directors of the Company for the ensuing year;

      2. to approve the Company’s proposed 2003 Non-Employee Directors’ Stock Incentive Plan and the authorization of 500,000 shares the Company’s Common Stock for issuance under that Plan;

      3. to approve a proposed amendment to the Company’s 2002 Stock Option Plan that permits the grant of restricted stock awards (and, accordingly, changes the name of the plan to the 2002 Stock Incentive Plan) but does not change the number of shares authorized for issuance under the plan; and

      4. to transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on April 16, 2003, are entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

Glenn M. Lohrmann
Secretary

April 30, 2003

YOUR VOTE IS IMPORTANT

      PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

      MAIL THE PROXY TO US IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

      THE GIVING OF THE PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

HANGER ORTHOPEDIC GROUP, INC.

Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

PROXY STATEMENT

GENERAL

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hanger Orthopedic Group, Inc., a Delaware corporation (“Hanger” or the “Company”), of proxies of stockholders to be voted at the Annual Meeting of Stockholders to be held at the Hyatt Regency Bethesda Hotel, One Bethesda Metro Center, Bethesda, Maryland at 10:00 a.m., local time, on Friday, May 30, 2003, and any and all adjournments thereof.

      Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving notice to the Secretary of the Company.

      This Proxy Statement and the accompanying proxy are being mailed or given on or about April 30, 2003, to stockholders of record of the Company on April 16, 2003.

VOTING SECURITIES

      As of April 16, 2003, a total of 20,549,685 shares of common stock of the Company, par value $.01 per share (“Common Stock”), which is the only class of voting securities of the Company, were issued and outstanding. At the Annual Meeting or any adjournment thereof, all holders of record of the Common Stock as of the close of business on April 16, 2003, will be entitled to one vote for each share held upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

      Shares of Common Stock represented by proxy at the Annual Meeting will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nine nominees for director listed herein (or their substitutes in the event any of the nominees is unavailable for election); (2) FOR the approval of the Company’s proposed 2003 Non-Employee Directors’ Stock Incentive Plan; (3) FOR the approval of the proposed amendment to the Company’s 2002 Stock Option Plan; and (4) in their discretion, with respect to such other business as may properly come before the meeting.

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

      The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone.

PROPOSAL ONE — ELECTION OF DIRECTORS

      Nine directors are to be elected at the Company’s Annual Meeting of Stockholders, each to serve for one year or until his or her successor is elected and qualified. Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the nine persons named below, all of whom currently are directors of the Company. The Company does not contemplate that any of the persons named below will be unable or will decline to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute, or substitutes, in their discretion. The following table sets forth information regarding the nominees.

			Became
Name	Position With the Company	Age	Director

Ivan R. Sabel, CPO	Chairman of the Board, Chief Executive Officer and Director	57	1989
Thomas F. Kirk	President, Chief Operating Officer and Director	57	2002
Mitchell J. Blutt, M.D.	Director	45	1989
Edmond E. Charrette, M.D.	Director	68	1996
Thomas P. Cooper, M.D.	Director	58	1990
Eric Green	Director	40	2001
C. Raymond Larkin, Jr.	Director	53	1999
Risa J. Lavizzo-Mourey, M.D., M.B.A.	Director	48	1998
H.E. Thranhardt, CPO	Director	63	1996

      Ivan R. Sabel, CPO has been our Chairman of the Board of Directors and Chief Executive Officer since August 1995 and was our President from November 1987 to January 2, 2002. Mr. Sabel also served as the Chief Operating Officer from November 1987 until August 1995. Prior to that time, Mr. Sabel had been Vice President-Corporate Development from September 1986 to November 1987. Mr. Sabel was the founder, owner and President of Capital Orthopedics, Inc. from 1968 until that company was acquired by us in 1986. Mr. Sabel is a Certified Prosthetist and Orthotist (“CPO”), a former clinical instructor in orthopedics at the Georgetown University Medical School in Washington, D.C., a member of the Government Relations Committee of the American Orthotic and Prosthetic Association (“AOPA”), a former Chairman of the National Commission for Health Certifying Agencies, a former member of the Strategic Planning Committee, a current member of the U.S. Veterans Administration Affairs Committee of AOPA and a former President of the American Board for Certification in Orthotics and Prosthetics. Mr. Sabel also serves on the Board of Directors of Mid-Atlantic Medical Services, Inc., a company engaged in the healthcare management services business, and a member of the Medical Advisory Board of DJ Orthopedics, Inc., a manufacturer of knee braces. Mr. Sabel has been a director since 1986.

      Thomas F. Kirk was appointed to the Board of Directors on December 11, 2002, to fill the vacancy created at that time by the retirement of Robert J. Glaser, M.D.. Mr. Kirk has been the President and Chief Operating Officer of Hanger since January 2, 2002. From September 1998 to January 1, 2002, Mr. Kirk was a principal with AlixPartners, LLC (formerly Jay Alix & Associates), the management consulting company retained by Hanger to facilitate its reengineering process. From May 1997 to August 1998, Mr. Kirk served as Vice President, Planning, Development and Quality for FPL Group, a full service energy provider located in Florida. From April 1996 to April 1997, he served as Vice President and Chief Financial Officer for Quaker Chemical Corporation in Pennsylvania. From December 1987 to March 1996, he served as Senior Vice President and Chief Financial Officer for Rhone-Poulenc, S.A. in Princeton, New Jersey and Paris, France. From March 1977 to November 1988, he was employed by St. Joe Minerals Corp., a division of Fluor Corporation. Prior to this he held positions in sales, commercial development, and engineering with Koppers Co., Inc. Mr. Kirk holds a Ph.D. degree in strategic planning/marketing, and an M.B.A. degree in finance, from the University of Pittsburgh. He also holds a Bachelor of Science degree in mechanical engineering from Carnegie Mellon University. He is a registered professional engineer and a member of the Financial Executives Institute.

      Mitchell J. Blutt, M.D. has served as an Executive Partner of J.P. Morgan Partners, LLC (and its predecessor organizations), the private capital investment fund of J.P. Morgan Chase & Co. (and its predecessor corporations), since June 1991. Dr. Blutt joined J.P. Morgan Partners, LLC in July 1987 and became a General Partner in June 1988. Dr. Blutt participates in the general management of J.P. Morgan Partners, LLC, and has been responsible for overseeing the Life Sciences and Health Care Infrastructure Group and certain other investment focus areas for the firm. In addition to being the Executive Partner of J.P.

Morgan Partners, LLC, Dr. Blutt is an Adjunct Professor of Medicine at the Weil Medical College and Graduate School of Medicine of Cornell University. Prior thereto, Dr. Blutt was a Robert Wood Johnson Foundation Fellow at the University of Pennsylvania School of Medicine and the Wharton School of Business. In addition to serving on Hanger’s Board of Directors, Dr. Blutt currently serves on the Boards of Directors of DJ Orthopedics, Inc., MedQuest Associates Inc., National Surgical Care Inc. and Ryko Corp. and a variety of other organizations. Dr. Blutt also serves on the Board of the Michael J. Fox Foundation for Parkinson’s Research. Dr. Blutt is a member of the Board of Trustees of the University of Pennsylvania and is a member of the Executive Committee and Board of Penn Medicine. He is also on the Board of the Brearley School. Dr. Blutt formerly served on the Board of the National Venture Capital Association.

      Edmond E. Charrette, M.D. is the co-founder and Chairman of Health Resources Corporation (principally engaged in occupational medicine services). He also is a General Partner of Ascendant Healthcare International (an investment group with equity investments in the Latin American healthcare sector) and serves as a director and the President of Latin Healthcare Investment Management Co., LLC (a group composed of Ascendant Healthcare International and The Global Environmental Fund, which manages and directs the investment activities of the Latin Healthcare Investment Fund). Previously, he was the Executive Vice President and Chief Medical Officer of Advantage-Health Corporation (a multi-hospital rehabilitation and post-acute care system) from June 1994 to March 1996. From 1988 to May 1994, Dr. Charrette served as the Corporate Medical Director and Senior Vice President of Medical Affairs of Advantage Health Corporation.

      Thomas P. Cooper, M.D. has been the Chief Executive Officer of Senior Psychology Services Management, Inc., which provides mental health services to patients in long-term care facilities, since 1991 and serves as an Adjunct Professor at the Columbia University School of Business. From May 1989 to January 1997, Dr. Cooper served as the President and Chief Executive Officer of Mobilex U.S.A., a provider of mobile diagnostic services to long-term care facilities. Dr. Cooper was the founder of Spectrum Emergency Care, a provider of emergency physicians to hospitals, and Correctional Medical Systems, a provider of health services to correctional facilities.

      Eric Green has been a partner of J.P. Morgan Partners, LLC (and its predecessor organizations) since 1998. Prior thereto, he was a Managing Director in the Merchant Banking Group at Paribas for eight years, where he was responsible for mezzanine and growth equity investing as well as structured investment products. Previously, Mr. Green held corporate planning and other financial positions at GE Capital Corporation and General Electric Company. He serves on the Investment Committee of Octagon Investment Partners II and is a member of the Advisory Board of Octagon Investment Partners III. Currently, he is a member of the Board of Directors of InterDent, a provider of dental practice management services.

      C. Raymond Larkin, Jr. has been the Chairman and Chief Executive Officer of Eunoe-Inc. (a medical device company) since October 2002 and has served as principal of 3(x)NELL, LLC, a partnership that invests in and provides consulting services to early stage medical device, bio-technology and pharmaceutical companies, since July 1998. He served as the President and Chief Executive Officer of Nellcor Puritan Bennett, Inc., a medical instrumentation company, from February 1989 to March 1998, and earlier in various management capacities for that company. Prior to joining that company in 1983, Mr. Larkin was employed in various sales management positions by Bentley Laboratories, a manufacturer of specialized monitoring and medical equipment. Mr. Larkin is a director of Arthrocare Corp. (manufactures and markets surgical instruments).

      Risa J. Lavizzo-Mourey, M.D., M.B.A. is the President & Chief Executive Officer of the Robert Woods Johnson Foundation. Previously, she served as the Senior Vice President and Director, Health Care Group, at the Robert Wood Johnson Foundation from 2001 to 2002. From 1997 to 2002 Dr. Lavizzo-Mourey was the Sylvan Eisman Professor of Medicine at the University of Pennsylvania School of Medicine and served as the Director of the Institute on Aging at the University of Pennsylvania. From February 1998 to present, Dr. Lavizzo-Mourey has served as a Member of the Institute of Medicine; from August 1996 to present, on the American Board of Internal Medicine; and from March 1995 to present, on the Board of Regents of the American College of Physicians. From March 1997 to March 1998, Dr. Lavizzo-Mourey also served as a

Member of the United States Presidential Advisory Commission on Consumer Protection and Quality of Care in Healthcare. From April 1992 to April 1994, Dr. Lavizzo-Mourey further served in each of the following positions: Chairperson of the Quality of Care Working Group White House Task Force on Healthcare Reform; Deputy Administrator of the Agency on Healthcare Policy and Research of the U.S. Department of Health and Human Services; and as a Member of the Senior Executive Service of the Public Health Service of the U.S. Department of Health and Human Services. Dr. Lavizzo-Mourey also currently serves on the Boards of Directors of Beverly Enterprises (long-term and sub-acute healthcare company), Life Mark Inc. (formerly Managed Care Solutions; management services for long-term healthcare organizations) and Medicus Systems (medical information software company).

      H.E. Thranhardt, CPO is the former President and Chief Executive Officer of J.E. Hanger, Inc. of Georgia (“JEH”). He served in that capacity from January 1, 1977 to November 1, 1996, on which date JEH was acquired by Hanger. Mr. Thranhardt, who commenced his employment with JEH in 1958, has occupied leadership positions in numerous professional O&P associations, including Chairman of the Board of the Orthotics and Prosthetics National Office in 1994 and 1995, President of AOPA in 1992 and 1993, President of the American Board for Certification in Orthotics and Prosthetics in 1979 and 1980 and President of The American Academy of Orthotics and Prosthetics in 1976 and 1977.

MANAGEMENT RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE

ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

      There are no family relationships between any of the nominees.

      The Board of Directors has an Audit Committee, which met seven times during 2002 and presently consists of C. Raymond Larkin, Jr. (Chair), Thomas P. Cooper, M.D. and Risa J. Lavizzo-Mourey, M.D., each of whom is an independent director within the meaning of the applicable New York Stock Exchange listing standards and rules. The Audit Committee is responsible for meeting with the Company’s independent accountants to review the proposed scope of the annual audit of the Company’s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect thereto. The Board of Directors also has a Compensation Committee, which conducted five meetings during 2002. It presently consists of Thomas P. Cooper, M.D. (Chair) and Edmond E. Charrette, M.D., and is responsible for advising the Board on matters relating to the compensation of officers and key employees and certain of the Company’s employee benefit plans. The Board of Directors also has a Nominating Committee, which conducted three meetings in 2002, presently consists of Risa J. Lavizzo-Mourey, M.D. (Chair) and Thomas P. Cooper, M.D., and is responsible for advising the Board on matters relating to the identification of nominees to the Board of Directors. The Board of Directors met eight times during 2002. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and committee(s) on which he or she served during 2002.

COMPENSATION AND RELATED MATTERS

      The following Summary Compensation Table sets forth the annual salary (column c) and bonus (column d) paid and options granted (column g) during each of the past three years to the Company’s Chief Executive Officer and the four other highest paid executive officers of the Company and its subsidiaries whose annual salary and bonus amounted to $100,000 or more in 2002.

SUMMARY COMPENSATION TABLE

Long-Term Compensation

	Annual Compensation				Awards		Payouts

				(e)			(h)
		(c)	(d)	Other Annual	(f)	(g)	LTIP
(a)	(b)	Salary(1)(2)	Bonus(3)	Compensation(4)	Restricted Stock	Options	Payouts
Name and Principal Position	Year	($)	($)	($)	Award(s)($)	(#)(5)	($)

Ivan R. Sabel Chairman & Chief Executive Officer of the Company	2002 2001 2000	$495,000 495,000 495,000	$371,250 411,000 309,375	— — —	— — —	100,000 100,000 100,000	— — —

Thomas F. Kirk President & Chief Operating Officer of the Company	2002 2001 2000	$437,885 — —	$337,500 — —	— — —	— — —	350,000 — —	— — —

George E. McHenry Executive Vice President & Chief Financial Officer of the Company	2002 2001 2000	$275,000 54,480 —	$137,500 — —	— — —	— — —	75,000 75,000 —	— — —

Richmond L. Taylor Executive Vice President of the Company and Chief Operating Officer of Hanger Prosthetics & Orthotics, Inc. and HPO, Inc. (formerly NovaCare Orthotics & Prosthetics, Inc.)	2002 2001 2000	$325,000 325,000 325,000	$195,000 216,000 175,012	— — —	— — —	46,666 46,667 46,667	— — —

Ron May President and Chief Operating Officer of Southern Prosthetic Supply, Inc	2002 2001 2000	$212,893 207,506 100,000	$90,023 20,000 —	— — 104,832	— — —	8,000 15,000 12,500	— — —

(1)	With respect to 2001, the above reported salary for George E. McHenry sets forth his compensation since October 15, 2001 on which date he commenced his employment with the Company. Mr. McHenry’s annual salary for 2001 was $275,000.

(2)	With respect to 2002, the above reported salary for Thomas F. Kirk sets forth his compensation since January 2, 2002 on which date he commenced his employment with the Company. Mr. Kirk’s annual salary for 2002 was $450,000.

(3)	With respect to 2002, the above reported bonuses were paid on March 14, 2003 to Ivan R. Sabel, Thomas F. Kirk, George E. McHenry, Richmond L. Taylor, and Ron May and related to 2002 performance. With respect to 2001, the above reported bonuses were paid on March 14, 2002 to Ivan R. Sabel, George E. McHenry, Richmond L. Taylor, and Ron May and related to 2001 performance. With respect to 2000, the above reported bonuses were paid in late 2000 or early 2001 and related to 2000 performance.

(4)	Does not report the approximate cost to the Company of an automobile allowance furnished to the above persons, which amounts do not exceed the lesser of either $50,000 or 10% of the total of the person’s annual salary and bonuses during each of the respective years.

(5)	Reports the number of shares underlying options granted during each of the respective years.

      The following Option Grants Table sets forth, for each of the named executive officers, information regarding individual grants of options granted in 2002 and their potential realizable value. Information regarding individual option grants includes the number of options granted, the percentage of total grants to employees represented by each grant, the per-share exercise price and the expiration date. The potential realizable value of the options are based on assumed annual 5% and 10% rates of stock price appreciation over the term of the option.

Option Grants Table

					Potential Realizable
					Value at Assumed Annual
					Rates of Stock Price
					Appreciation for Option
	Individual Grants				Term(4)

		% of Total
	Options	Options Granted	Exercise
	Granted	to Employees	Price	Expiration
Name	(#)(1)	in Fiscal Year(2)	($/SH)(3)	Date	5%	10%

Ivan R. Sabel	100,000	11.6%	$14.23	5/30/2012	$71,150	$142,300
Thomas F. Kirk	350,000	40.7%	6.02	1/02/2012	105,350	210,700
George E. McHenry	75,000	8.7%	16.74	10/15/2012	62775	125,550
Richmond L. Taylor	46,667	5.4%	14.23	5/30/2012	33,203	66,406
Ron May	8,000	0.9%	16.75	9/17/2012	6,700	13,400

(1)	The stock options for Thomas F. Kirk were granted on January 2, 2002. The stock options for Ivan R. Sabel and Richmond L. Taylor were granted on May 30, 2002 under the Company’s 2002 Stock Option Plan. The stock options for Ron May were granted on September 17, 2002 under the Company’s 2002 Stock Option Plan. The stock options for George E. McHenry were granted on October 15, 2002. The stock options granted vest 25% per year over a four year period after the date of grant.

(2)	Based on options for a total of 860,998 shares granted to all employees in 2002.

(3)	The exercise price is equal to the fair market value on the date of grant of the option.

(4)	The potential realizable values shown in the columns are net of the option exercise price. These amounts assume annual compounded rates of stock price appreciation of 5% and 10% from the date of grant to the option expiration date, a term of ten years. These rates have been set by the U.S. Securities and Exchange Commission and are not intended to forecast future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the Common Stock, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not actually be realized.

      The following Aggregate Option Exercises and Fiscal Year-End Option Value Table sets forth, for each of the named executive officers, information regarding (i) the number of shares acquired during 2002 upon the exercise of options and the value realized in connection therewith, and (ii) the number and value of unexercised options held at December 31, 2002.

Aggregate Option Exercises and Fiscal

Year-End Option Value Table

			(d)	(e)
	(b)		Number of Unexercised	Value of Unexercised In-The-
	Number of	(c)	Options at FY-End(#)	Money Options at FY-End($)
(a)	Shares Acquired	Value
Name	on Exercise	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable(6)

Ivan R. Sabel(1)	—	$—	446,250/262,500	$1,415,200/$1,289,500
Thomas F. Kirk(2)	—	—	0/350,000	$0/$2,495,500
George E. McHenry(3)	—	—	18,750/131,250	$143,438/$ 430,313
Richmond L. Taylor(4)	—	—	147,501/142,499	$601,764/$ 934,973
Ron May(5)	—	—	18,000/ 22,166	$185,145/$ 228,860

(1)	The above-reported options entitle Mr. Sabel to purchase from the Company (i) 16,750 shares at a price of $3.50 per share through February 21, 2006 under an option granted on February 21, 1996; (ii) 33,500 shares at a price of $6.125 per share through November 1, 2006 under an option granted on November 1, 1996; (iii) 33,500 shares at a price of $6.125 per share through March 14, 2007 under an option granted on March 14, 1997; (iv) 37,500 shares at a price of $13.25 per share through September 19, 2007 under an option granted on September 19, 1997; (v) 37,500 shares at a price of $11.3125 per share through December 17, 2007 under an option granted on December 17, 1997; (vi) 100,000 shares at a price of $22.3125 per share through December 15, 2008 under an option granted on December 15, 1998; (vii) 150,000 shares at a price of $14.75 per share through April 29, 2009 under an option granted on April 29, 1999; (viii) 100,000 shares at a price of $4.625 per share through February 4, 2008 under an option granted on February 4, 2000; (ix) 100,000 shares at a price of $1.64 per share through May 31, 2009 under an option granted on May 31, 2001; and (x) 100,000 shares at a price of $14.23 per share through May 30, 2012 under an option granted on May 30, 2002.

(2)	The above reported options entitle Mr. Kirk to purchase from the Company 350,000 shares at a price of $6.02 per share through January 2, 2012 under an option granted on January 2, 2002.

(3)	The above reported options entitle Mr. McHenry to purchase from the Company (i) 75,000 shares at a price of $5.50 per share through October 15, 2011 under an option granted on October 15, 2001 and (ii) 75,000 shares at a price of $16.74 per share through October 15, 2012 under an option granted on October 15, 2002.

(4)	The above-reported options entitle Mr. Taylor to purchase from the Company (i) 150,000 shares at a price of $14.1875 per share through July 1, 2007 under an option granted on July 1, 1999; (ii) 46,667 shares at a price of $4.625 per share through February 4, 2008 under an option granted on February 4, 2000; (iii) 46,667 shares at a price of $1.64 per share through May 31, 2009 under an option granted on May 31, 2001; and (iv) 46,667 shares at a price of $14.23 per share through May 30, 2012 under an option granted on May 30, 2002

(5)	The above-reported options entitle Mr. May to purchase from the Company (i) 9,834 shares at a price of $6.125 per share through November 1, 2006 under an option granted on November 1, 1996; (ii) 5,000 shares at a price of $11.313 per share through December 17, 2005 under an option granted on December 17, 1997; (iii) 10,000 shares at a price of $16.50 per share through May 14, 2007 under an option granted on May 14, 1999; (iv) 12,500 shares at a price of $4.625 per share through February 4, 2008 under an option granted on February 4, 2000; (v) 15,000 shares at a price of $1.64 per share through May 31, 2009 under an option granted on May 31, 2001; and (vi) 8,000 shares at a price of $16.75 per share through September 17, 2012 under an option granted on September 17, 2002.

(6)	Market value of underlying shares at December 31, 2002, minus the exercise price.

      No Long-Term Incentive Plan Awards Table is set forth herein because no long-term incentive plan awards were made to the above-named executive officers during 2002.

      The Company has adopted a Supplemental Executive Retirement Plan (the “SERP”), which is a nonqualified, unfunded plan that provides retirement benefits for executive officers and key employees of the Company as designated by the Compensation Committee. The target benefit to be received by each participant in the SERP is specified by the Compensation Committee as a percentage of the participant’s average base pay determined by averaging the three highest years’ base pay out of the last five years before the retirement of the participant. Benefits accrue pro rata over the number of full years (not to exceed 20) from a participant’s initial coverage by the SERP until the participant reaches the age of 65. Vesting is at the rate of 20% per year of employment with the Company. Benefits under the SERP are paid in 15 annual installments commencing after a participant’s retirement from the Company, with no social security reduction or other offset. Upon the death of a participant, any unpaid vested benefits will be paid to the designated beneficiary of the participant. If a participant retires from the Company before reaching the age of 65, then the benefits of such participant under the SERP will be subject to a reduction for early commencement. The Compensation Committee may elect to pay benefits of a vested terminated participant in a lump sum payment, discounted to present value. Upon the occurrence of a change in control of the Company, as defined in the SERP, all actively employed participants will be deemed to be 100% vested. The SERP was initially effective as of January 1, 2003, and credited service for calculating the benefit amount is measured from that date forward. The SERP benefit is determined primarily by the benefit percentage assigned by the Compensation Committee to an executive and is not primarily determined on the basis of average compensation and years of service. The estimated annual benefit based on current salary levels and the current target benefit percentages at age 65 would be $441,000 for Ivan R. Sabel, $382,500 for Thomas F. Kirk, $260,000 for Richmond L. Taylor, $206,250 for George E. McHenry and $142,676 for Ron May.

      The following table sets forth information as of December 31, 2002, with respect to the Company’s compensation plans under which its Common Stock is authorized for issuance:

			(c)
	(a)		Number of securities
	Number of securities	(b)	remaining available
	to be issued upon	Weighted average	for future issuance
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in
Plan Category	warrants, and rights	warrants, and rights	column (a))

Equity Compensation Plans approved by security holders	3,911,569	$7.71	1,114,002
Equity Compensation Plans not approved by security holders	505,000	$6.37	N/A

Total	4,416,569		1,114,002

Employment Agreements and Arrangements

      The employment and non-compete agreement, dated as of April 29, 1999, between Hanger and Ivan R. Sabel, Chairman and Chief Executive Officer, provides for the continuation of his employment in those positions for a period of five years, through April 29, 2004. Thereafter, the agreement will automatically renew each year for successive one-year periods unless terminated by either party. Pursuant to that agreement, Mr. Sabel’s annual base compensation is $495,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. On March 14, 2003, Mr. Sabel was paid an annual bonus of $371,250, based on 2002 performance, which amounted to 75% of his base salary. Bonuses for 2003 and future years are not contractually assured and, if made, will be performance-based. Mr. Sabel was granted an option to purchase 100,000 shares of Common Stock on May 30, 2002, at an exercise price per share of $14.23, which was the closing sale price of the Company’s Common Stock on the date of grant of the option. All such stock options vest over a four year period from the date of grant.

      Mr. Sabel’s employment agreement contains a severance provision which provides that upon the termination of his employment without cause, Mr. Sabel will receive severance compensation for a period of 24 months at a rate equal to his base salary plus one-half of his prior year’s bonus, provided that such bonus payment is not less than 50% of his targeted bonus for the calendar year immediately preceding his termination. Mr. Sabel’s employment agreement further provides that if his employment is terminated within two years after a change in control of the Company and the occurrence of a material diminution of his responsibilities, a reduction of his compensation or benefits, a relocation of his principal site of employment more than 25 miles from his then current location, or any material breach of his employment agreement by the Company, then within 30 days after the occurrence of any such triggering events Mr. Sabel may resign and receive a continuation of his benefits for a period of 18 months and severance compensation equal to 18 months of base pay then in effect and 150% of his targeted bonus.

      In the event of his disability or death, Mr. Sabel or his estate, will receive a payment equal to two years of base salary and two years of bonus payments, less any disability payments he would be eligible to receive.

      All stock options granted to Mr. Sabel will immediately vest and become exercisable for a period of one year from the date of his termination if such termination is by reason of his death or disability, termination without cause or following a change of control.

      Mr. Sabel’s employment agreement also contains non-compete provisions which provide that upon the termination of his employment, Mr. Sabel will not be able to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 24 months from the date of termination.

      The employment and non-compete agreement between Hanger and Thomas F. Kirk, President and Chief Operating Officer, dated January 2, 2002, provides for the continuation of his employment in those positions for a period of five years, through January 2, 2007. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. Kirk’s annual base compensation is $450,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. On March 14, 2003, Mr. Kirk was paid an annual bonus of $337,500, which amounted to 75% of his base salary, based on 2002 performance. Bonuses for 2003 and future years are not contractually assured and, if made, will be performance-based. On January 2, 2002, Mr. Kirk was granted an option to purchase 350,000 shares of Common Stock at an exercise price of $6.02 per share, which was the closing sale price of the Company’s Common Stock on the date of grant of the option. On January 2, 2003, Mr. Kirk was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $13.50 per share, which was the closing sale price of the Company’s Common Stock on the date of grant of the option. Mr. Kirk will also be granted options to purchase an additional 100,000 shares of Common Stock on each of January 1, 2004 and 2005, at an exercise price equal to at least the then-current market price on the date of grant. All such stock options vest over a four year period from the date of grant.

      The severance provisions of Mr. Kirk’s agreement are similar to those contained in Mr. Sabel’s agreement, with the additional provision that if Mr. Kirk terminates his employment upon 60 days’ prior notice, all of his outstanding options will vest immediately and become exercisable for a period of one year.

      Mr. Kirk’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, Mr. Kirk will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 24 months after the date of termination.

      The employment and non-compete agreement between Hanger and George E. McHenry, Executive Vice President and Chief Financial Officer, dated October 15, 2001, provides for the continuation of his employment in those positions for a period of five years, through October 15, 2006. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. McHenry’s annual base compensation is $275,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. On March 14, 2003, Mr. McHenry received an annual bonus of $137,500, which amounted to 50% of his base salary, based on 2002 performance. On October 15, 2001, Mr. McHenry received an option to purchase 75,000 shares of Common Stock for an exercise price of $5.50 per share, which was the closing sale price of the Common Stock on the date of grant. Mr. McHenry also received an option to purchase an additional 75,000 shares of Common Stock on October 15, 2002, at an exercise price equal to $16.74 per share, which was the closing sale price of the Common Stock on the date of grant. All such stock options vest over a four year period from the date of grant.

      Mr. McHenry’s employment agreement contains a severance provision which provides that upon the termination of his employment without cause Mr. McHenry will receive severance compensation for a period of 18 months at a rate equal to his base salary plus one-half of his prior year’s bonus, provided that such bonus payment is not less than 50% of his targeted bonus for the calendar year immediately preceding his termination. Mr. McHenry’s employment agreement further provides that if his employment is terminated within two years after a change in control of the Company and the occurrence of a material diminution of his responsibilities, a reduction of his compensation or benefits, a relocation of his principal site of employment more than 25 miles from his then current location, or any material breach of his employment agreement by the Company, then within 30 days after the occurrence of any such triggering events, Mr. McHenry may resign and receive a continuation of his benefits for a period of 12 months and severance compensation equal to 12 months of his base pay then in effect and 50% of his targeted bonus.

      In the event of his disability or death, Mr. McHenry or his estate will receive a payment equal to 1.5 years of base salary and 1.5 years of bonus payments, less any disability payments he would be eligible to receive.

      All stock options granted to Mr. McHenry will immediately vest and become exercisable for a period of within one year from the date of his termination, if such termination is by reason of his death or disability, termination without cause or following a change of control.

      Mr. McHenry’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, he will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and he will be unable to solicit any of the Company’s employees or customers for a period of 18 months if his termination occurs at any time on or after October 15, 2002.

      The employment and non-compete agreement between Hanger and Richmond L. Taylor, Executive Vice President of the Company and Chief Operating Officer of the Company’s patient-care subsidiaries, dated July 1, 1999, provides for the continuation of his employment in those positions for a period of five years, through July 1, 2004. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. Taylor’s annual base compensation is $325,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. On March 14, 2003, Mr. Taylor was paid an annual bonus of $195,000, which amounted to 60% of his base salary, based on 2002 performance. Bonuses for 2003 and future years are not contractually assured and, if made, will be performance-based. Mr. Taylor was granted an option to purchase 46,666 shares of Common Stock on May 30, 2002, with the exercise price of such stock option being $14.05 per share, which was equal to the market price of the Common Stock on the date of grant. All such stock options will vest over four years.

      The severance provisions in Mr. Taylor’s agreement are generally the same as those contained in Mr. Sabel’s employment agreement, except that the calculation of severance relative to the base salary and bonus is based on 18 months of base pay. Mr. Taylor’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, Mr. Taylor will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 18 months after the date of termination.

      Ron May entered into an annually renewing employment agreement with the Company dated as of November 1, 1996. Mr. May’s annual base compensation is currently $219,502. On March 14, 2003, Mr. May was paid an annual bonus of $90,023, which amounted to 42.3% of his base salary, based on 2002 performance. Bonuses for 2003 and future years are not contractually assured and, if made, will be performance-based. Mr. May was granted an option on September 17, 2002, to purchase 8,000 shares of Common Stock at an exercise price of $16.75 per share, with such option becoming exercisable at the rate of 33 1/3% of the shares underlying such option per year, beginning at the end of the first year following the date of grant of such option. Mr. May will be entitled to receive additional awards of stock options and cash bonuses from the Company based upon the year-end financial performance of the Company and as determined in the reasonable discretion of the Company’s Board of Directors and its Compensation Committee.

      Mr. May’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, Mr. May will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 36 months after the date of termination.

Compensation Committee Report

      The following description of the Company’s executive compensation practices and policies is presented on behalf of the Compensation Committee of the Company’s Board of Directors (the “Committee”). The fundamental philosophy of the Company’s executive compensation program is to offer competitive compensation reflecting both individual and Company performance.

      The Committee seeks to reasonably compensate executives in amounts that fairly reward the executive officers for their performance as reflected by corporate accomplishments and create adequate incentives for their continued contributions to the Company’s success. The components of executive compensation consist of annual salaries, short-term compensation incentives or bonuses and long-term incentives. In the past, long-term incentives for executive officers have consisted of stock options granted under the Company’s 2002 Stock Option Plan and its predecessor plan, the 1991 Stock Option Plan. The Committee desires in the future to be able to grant long-term incentives consisting of restricted shares of Common Stock of the Company, stock options or a combination of shares of restricted stock and stock options. Accordingly, shareholders are being asked to vote at the Annual Meeting on a proposed amendment to the Company’s 2002 Stock Option Plan to permit the issuance of restricted stock as well as the granting of stock options. Reference is made to the description of Proposal Two below for additional information relating to the restricted stock grants that are expected to be permitted under that plan.

      Pursuant to his five-year employment agreement entered into with the Company on April 29, 1999, Ivan R. Sabel, Chairman of the Board and Chief Executive Officer, receives an annual base salary of $495,000. Under the agreement, Mr. Sabel is entitled to receive an annual bonus of 75% to 150% of his base salary each year, with a guarantee of no less than 62.5% for the first six months ended October 29, 1999, and for the next twelve months ended October 29, 2000. On January 12, 2001, Mr. Sabel was paid an annual bonus of $309,375, which amounted to 62.5% of his base salary, based on 2000 performance. On March 14, 2002, Mr. Sabel was paid an annual bonus of $411,000, which amounted to 83.0% of his base salary, based on 2001 performance. On March 14, 2003, Mr. Sabel was paid an annual bonus of $371,250, which amounted to 75% of his base salary, based on 2002 performance. Bonuses for 2003 and future years are not contractually assured and, if made, will be performance-based. The agreement also provided that Mr. Sabel be granted options to purchase 100,000 shares of Common Stock on each of the first, second and third anniversaries of the employment agreement in the event the Company achieves certain targeted results of operations. Accordingly, Mr. Sabel was granted options to purchase 100,000 shares of Common Stock on each of February 4, 2000, May 31, 2001 and May 30, 2002, at exercise prices per share of $4.625, $1.64 and $14.23, respectively, which was the market value of the Common Stock on the dates of grant.

      The determinations relating to Mr. Sabel’s salary and bonus and option arrangements in the employment agreement entered into on April 29, 1999, were largely in recognition of the fact that the Company had earlier entered into an agreement to acquire NovaCare O&P, which acquisition was consummated on July 1, 1999 and as a result of which the Company became the leading provider of O&P services in the United States, more than doubling the number of its patient care centers and certified O&P practitioners. Such acquisition significantly expanded Mr. Sabel’s executive responsibilities. The bonus paid to Mr. Sabel for 2002 performance reflected improvements in the Company’s operating performance, including: (i) annual net sales of $525.5 million in 2002, an increase of $17.4 million, or 3.4%, over the prior year; (ii) a 6.4% increase in gross profit of $17.0 million to $284.2 million, or 54.1% of net sales in 2002, as compared to $267.2 million and 52.6% for the prior year; (iii) EBITDA of $94.4 million in 2002, an increase of $10.2 million over the prior year; (iv) the realization of net income of $23.6 million in 2002, compared to a net loss of $8.9 million in 2001; (v) the renewal of the Company’s acquisition program, in connection with which the Company acquired a total of seven new patient-are centers in 2002; and (vi) the successful completion of a restructuring plan and, along with Jay Alix & Associates, the Company’s performance improvement plan.

      Section 162(m) of the Internal Revenue Code provides that publicly-held companies may not deduct in any taxable year compensation in excess of $1 million paid to the chief executive officer and the four other most highly compensated executive officers of the company which is not “performance-based” as defined in that section. Stock options granted under the Company’s 2002 Stock Option Plan with an exercise price at base equal to the fair market value of the Company’s Common Stock on the date of grant qualify as
“performance-based compensation.” Compensation currently paid by the Company which is not “performance-
based” is significantly less than the amount of the deduction limit and such compensation therefore qualifies for deductibility under Section 162(m).

Compensation Committee of the
Board of Directors:

Thomas P. Cooper, M.D., Chairman
Edmond E. Charrette, M.D.

Stock Options

      1991 STOCK OPTION PLAN. The Company’s 1991 Stock Option Plan (the “1991 Plan”), which expired on September 26, 2001, provided for the grant of both “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as nonqualified stock options. The 1991 Plan was administered by the Compensation Committee and provided for the grant of options to officers and key employees of Hanger to purchase up to an aggregate of 8,000,000 shares of Common Stock at not less than 100% of fair market value on the date granted. As of the expiration of the 1991 Plan on September 26, 2001, a total of 2,891,237 shares that had been reserved to underlie options to be granted thereunder remained available for such purpose and such reservation was cancelled as of the expiration of the 1991 Plan. As of April 16, 2003, incentive stock options and nonqualified stock options granted under the 1991 Plan to purchase a total of 2,845,946 shares of Common Stock under the 1991 Plan, at prices ranging from $1.64 to $22.50 per share, were outstanding and held by a total of 710 persons. Of such options, options relating to 1,883,446 shares of Common Stock were exercisable as of that date.

      1993 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN. Under the Company’s 1993 Non-Employee Directors’ Stock Option Plan (the “1993 Plan”), directors of the Company who are not employed by the Company or any affiliate of the Company are eligible to receive options under the 1993 Plan. A total of 250,000 shares of Common Stock were reserved for possible issuance upon the exercise of options under the 1993 Plan. On May 24, 2002, an option for 5,000 shares was granted to each of the six eligible directors, for a total of 30,000 shares, at an exercise price of $14.00 per share (which was equal to the closing sale price of the shares on the New York Stock Exchange on the date of grant). Under the 1993 Plan, an option to purchase 5,000 shares is granted automatically on an annual basis to each eligible director on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. The exercise price of each option is equal to 100% of the closing sale price of the shares as reported by the New York Stock Exchange on the date the option is granted. Each option will become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant. As of April 16, 2003, options for a total of 196,250 shares were outstanding under the 1993 Plan and held by a total of six persons, at exercise prices ranging from $1.64 to $18.625 per share, of which options for 106,250 shares were exercisable as of that date. The 1993 Plan will expire on June 4, 2003, which is the fourth business day after this year’s Annual Meeting of Stockholders. The new 2003 Non-Employee Directors’ Stock Incentive Plan being proposed as “Proposal Two” below for approval by stockholders at this Annual Meeting is intended to replace the expiring 1993 Plan.

      2002 STOCK OPTION PLAN. Under the Company’s 2002 Stock Option Plan (the “2002 Plan”), which was approved by the stockholders of the Company on May 30, 2002, to replace the expired 1991 Plan, officers and key employees of the Company may receive grants of “incentive stock options” under Section 422 of the Code, as well as nonqualified stock options. The 2002 Plan is administered by the Compensation Committee and provides for the grant of options to purchase up to an aggregate of 1,500,000 shares of Common Stock at not less than 100% of fair market value on the date granted. As of April 16, 2003, incentive stock options and nonqualified stock options granted under the 2002 Plan to purchase a total of 515,998 shares of Common Stock under the 2002 Plan, at prices ranging from $10.50 to $17.60 per share, were outstanding and held by a total of 23 persons. None of such options were exercisable as of that date. As discussed under “Proposal Three” below, shareholders are being asked at the Annual Meeting to approve an amendment to the 2002 Plan to permit the grant of restricted stock awards as well as stock options and, accordingly, to change the name of the plan to the “2002 Stock Incentive Plan.” The proposed amendment does not increase the total number of shares previously authorized for issuance under that plan.

      NONQUALIFIED STOCK OPTIONS. Hanger has granted nonqualified stock options other than pursuant to the above plans to certain officers and other persons or entities which permit such persons or entities to acquire shares of Common Stock generally at not less than 100% of fair market value on the date granted. As of April 16, 2003, nonqualified stock options granted other than pursuant to the 1991 Plan, the 1993 Plan or the 2002 Plan to purchase a total of 505,000 shares of Common Stock, at prices ranging from $6.72 to $8.92 per share, were outstanding and held by a total of six optionees, of which options to purchase 141,666 shares of Common Stock were exercisable as of that date. Such outstanding nonqualified options included options to purchase (i) 350,000 shares at an exercise price of $6.02 per share, vesting 25% per year from and after January 2, 2003 and thereafter exercisable at any time prior to January 2, 2012, as held by Thomas F. Kirk; and (ii) 75,000 shares at an exercise price of $5.50 per share, vesting 25% per year from and after October 12, 2002 and thereafter exercisable at any time prior to October 12, 2011, as held by George E. McHenry.

Directors’ Fees

      Directors who are not officers or employees of the Company receive an annual fee of $12,000 plus $1,000 for each meeting attended. In addition, directors serving on committees of the Board receive a fee of $1,000 per committee meeting attended and directors serving as the chairperson of each of the Audit Committee, Nomination Committee and Compensation Committee of the Board will receive an annual fee of $3,000. Please see the discussion below in this Proxy Statement under “Proposal Two” regarding the proposal to approve the new 2003 Non-Employee Directors’ Stock Incentive Plan regarding the ability of directors to elect to receive their annual director fees in shares of Common Stock under that plan in lieu of cash.

Warrants

      On November 1, 1996, in connection with the Company’s acquisition of J.E. Hanger, Inc. (“JEH”), the Company entered into a Senior Subordinated Note Purchase Agreement with the predecessor of JPMorgan Partners LLC (“JPMorgan Partners”) providing for the issuance of a Senior Subordinated Note (the “Senior Subordinated Note”) in the principal amount of $4.0 million and detachable warrants to purchase 800,000 shares of Common Stock. The fair market value of the Common Stock on the date of grant of the warrants was $6.125 per share. The Company used the net proceeds of its public offering of Common Stock in July 1997 to repay the Senior Subordinated Note, as a result of which the warrants were amended to reduce the number of underlying shares to 360,000 shares of Common Stock. These detachable warrants, which were exercisable on or before November 1, 2004, had an exercise price of $4.01 as to 209,183 shares and an exercise price of $6.38 as to 150,818 shares. On February 27, 2003, JPMorgan Partners executed a cashless exercise of the warrants, in connection with which it acquired 193,327 shares of Common stock which it sold shortly thereafter.

7% Redeemable Preferred Stock

      On July 1, 1999, the Company issued a total of 60,000 shares of 7% Redeemable Preferred Stock (the “Redeemable Preferred Stock”) for $1,000 a share, or a total purchase price of $60 million, of which 50,000 shares were sold for $50 million to the predecessor of JPMorgan Capital LLC. The Redeemable Preferred Stock is convertible, at the holder’s option, into shares of non-voting Common Stock of the Company (which under certain circumstances may be subsequently converted into voting Common Stock) at a conversion price of $16.50 per share, subject to adjustment. The Company is entitled to require that the shares be converted into non-voting Common Stock on and after July 2, 2000, if the average closing price of the Company’s Common Stock for 20 consecutive trading days is equal to or greater than 175% of the conversion price. The Redeemable Preferred Stock will be mandatorily redeemable on July 1, 2010 at a redemption price equal to the liquidation preference plus all accrued and unpaid dividends. In the event of a change in control of the Company, it will offer to redeem all the outstanding shares of Redeemable Preferred Stock at a redemption price equal to 101% of the sum of the per share liquidation preference thereof plus all accrued and unpaid dividends through the date of payment. The Company will be obligated to offer to repurchase the outstanding Redeemable Preferred Stock in the event of certain mergers. The Redeemable Preferred Stock was issued by the Company in connection with its acquisition of NovaCare Orthotics & Prosthetics, Inc. on July 1, 1999.

PROPOSAL TWO — PROPOSED INCENTIVE PLAN FOR

NON-EMPLOYEE DIRECTORS

      The Board of Directors proposes that stockholders approve the 2003 Non-Employee Directors’ Stock Incentive Plan (the “2003 Plan”). The 2003 Plan, which was approved by the Board of Directors on February 6, 2003, is designed to replace the Company’s 1993 Non-Employee Director Stock Option Plan (the

“1993 Plan”), which will expire on June 4, 2003, being the fourth business day immediately following the 2003 Annual Meeting of Stockholders to which this Proxy Statement relates. The only material difference in the terms of the proposed 2003 Plan and the 1993 Plan is that the proposed 2003 Plan provides for the automatic annual grant of 1,000 shares of restricted stock to each director, in addition to the continuation of the annual grant of an option to purchase 5,000 shares of Common Stock, and provides for the grant of an additional stock option in the event the director elects to receive his or her annual director fee (currently $12,000) in shares of restricted stock rather than cash. In view of that change, it is proposed that the name of the new plan be the 2003 Non-Employee Directors’ Stock Incentive (rather than Option) Plan.

      The 2003 Plan is designed to continue to maintain the Company’s ability to attract and retain the services of experienced and highly qualified outside directors and to increase their proprietary interest in the Company’s continued success. Approval of the 2003 Plan by the holders of a majority of the Company’s outstanding shares of Common Stock present or represented at the Annual Meeting is required for the adoption of the 2003 Plan. The following description of the material provisions of the 2003 Plan is qualified by reference to the full provisions of the 2003 Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

Administration

      The 2003 Plan will be administered by the Compensation Committee of the Board of Directors of the Company. Although the Committee will be authorized to interpret the 2003 Plan and establish rules relating to its implementation, the Committee’s administrative functions will be ministerial in view of the 2003 Plan’s explicit provisions described below, including those related to eligibility for option and restricted stock grants and predetermination of the timing, pricing and amount of such grants. Furthermore, the Committee may not amend the 2003 Plan or take any action that would materially increase the benefits accruing to participants under the 2003 Plan.

Eligibility

      Directors of the Company who are not employed by the Company or any affiliate of the Company will be eligible to receive options and stock grants under the 2003 Plan. Five of the Company’s present directors (i.e., Edmond E. Charrette, M.D, Thomas P. Cooper, M.D., C. Raymond Larkin, Jr., Risa J. Lavizzo-Mourey, M.D and H.E. Thranhardt) will be eligible to participate under the 2003 Plan following their reelection.

Authorized Shares

      Subject to adjustment as provided under the 2003 Plan, a total of 500,000 shares of Common Stock will be reserved for possible issuance under the 2003 Plan upon either the exercise of options or the grant of restricted stock awards under the 2003 Plan. In the event of the expiration or termination of an option prior to exercise, the shares subject to such option will become available for the grant of additional options or the grant of additional restricted shares under the 2003 Plan. In the event the recipient director of a restricted stock grant ceases to be a director of the Company prior to the vesting of restricted stock as described below, then the shares subject to such grant will become available for the grant of additional options or the grant of additional restricted shares under the 2003 Plan. Adjustments will be made in the number of shares subject to the 2003 Plan, the number of shares subject to subsequent and outstanding options, the exercise price of outstanding options and the number of shares subject to subsequent grants of restricted stock, in each case to reflect changes in the Company’s Common Stock through changes in the corporate structure or capitalization such as through a stock dividend, stock split or merger.

Grants under the 2003 Plan

      The 2003 Plan permits the granting of options to purchase shares of Common Stock and the granting of restricted shares of Common Stock to eligible directors of the Company, as explained in greater detail below.

      Amount and Terms of Option Grants. An option to purchase 5,000 shares of Common Stock will be granted automatically on an annual basis to each eligible director on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event an eligible director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such director will be automatically granted an option to purchase shares of Common Stock on the third business day following the date on which the eligible director is appointed to the Board to fill such vacancy, with the number of shares of Common Stock underlying such option being equal to a pro-rata portion of the annual option grant amount of 5,000 shares. The exercise price of each option will be equal to 100% of the fair market value per share of the Common Stock on the date the option is granted, which will be the closing sale price of the shares as reported by the New York Stock Exchange. (The closing sale price of the Common Stock, as reported by the New York Stock Exchange on April 21, 2003, the latest practicable date prior to the printing of this Proxy Statement, was $9.84 per share.) Each option will become exercisable in full on the one-year anniversary of the date of grant of such option. Each option will expire ten years from the date of grant; provided, however, that (i) in the event of the termination of a director’s service other than by reason of total and permanent disability or death, the then outstanding options of such holder will expire three months after such termination, and (ii) in the event of the termination of a director’s service by reason of total and permanent disability or death, the then outstanding options of such holder will expire one year after such termination. Options immediately vest and become fully exercisable in the event of the total and permanent disability or death of an optionee or in the event a 30-day notice of a merger or consolidation of the Company is given to optionees pursuant to the 2003 Plan. The option exercise price must be paid in full in cash or shares of Common Stock upon the exercise of the option, or in a combination of cash and shares. If the director nominees are elected and the 2003 Plan is approved at this 2003 Annual Meeting, an option for 5,000 shares will be granted to each of the five eligible directors identified above, for a total of 25,000 shares, on June 3, 2003, and the exercise price of such options will be equal to the closing sale price of the shares on the New York Stock Exchange on that date.

      Amount and Terms of Restricted Stock Grants. A grant of 1,000 restricted shares of Common Stock will be made automatically on an annual basis to each eligible director on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event a director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such director will be automatically granted restricted shares of Common Stock on the third business day following the date on which the eligible director is appointed to the Board to fill such vacancy, with the number of restricted shares of Common Stock being equal to a pro-rata portion of the annual grant amount of 1,000 shares. The shares will be “restricted” because they will be subject to a one year vesting period. If the recipient director ceases to be a director of the Company prior to the date which is one year after the date of grant of such restricted shares to that director (other than because of death, total and permanent disability or a change in control of the Company), then such director will forfeit all such restricted shares which have not vested prior to that time. However, in the event of the termination of a director’s service prior to the end of such one-year vesting period by reason of total and permanent disability, death or a change in control of the Company, then such restricted shares shall vest immediately at that time. If the director nominees are elected and the 2003 Plan is approved at this 2003 Annual Meeting, then each of the eligible director identified above will be granted 1,000 restricted shares of Common Stock, for a total of 5,000 shares, on June 3, 2003.

Common Stock and Options in Lieu of Director Fees

      Non-employee directors of the Company receive an annual director fee (currently $12,000) for their service on the Board of Directors of the Company, in addition to other fees payable to directors for their service on the Board and its committees, all as discussed in greater detail in this Proxy Statement under “Directors’ Fees.” Under the 2003 Plan, each director of the Company may elect to receive all of his or her annual director fee in the form of shares of Common Stock to be issued to such director in the number of whole shares of Common Stock which is equal to (i) the amount of such annual director fee divided by (ii) the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event a director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such director will be entitled to receive a pro-rata portion of his or her annual director fee, with such director being able to elect to receive such pro-rata portion of the annual director fee in the form of shares of Common Stock to be issued to such director in the number of whole shares of Common Stock which is equal to (i) the amount of such director fee divided by (ii) the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date on which the eligible director is appointed to the Board to fill such vacancy. The shares of Common Stock received by such a director in lieu of his or her annual director fee will be restricted shares because they will be subject to a one year vesting period. If the recipient director ceases to be a director of the Company prior to the date which is one year after the date of issuance of such restricted shares to that director (other than because of death, total and permanent disability or a change in control of the Company), then such director will forfeit all such restricted shares which have not vested prior to that time. However, in the event of the termination of a director’s service prior to the end of such one-year vesting period by reason of total and permanent disability, death or a change in control of the Company, then such restricted shares shall vest immediately at that time.

      Further, in the event a director elects to receive his or her annual director fee in shares of Common Stock under the 2003 Plan, then such director will also receive an additional option to purchase shares of Common Stock in an amount equal to one-half of the number shares of Common Stock that the director received in lieu of his or her annual director fee. The exercise price of this additional option shall be equal to the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event an eligible director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then the exercise price of this additional option shall be equal to the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date on which the eligible director is appointed to the Board to fill such vacancy. Each such additional option will become exercisable in full on the one-year anniversary of the date of grant of such option; provided, however, that these additional options immediately vest and become fully exercisable in the event of the total and permanent disability or death of the optionee or a change in control of the Company. Each such additional option will expire ten years from the date of grant; provided, however, that (i) in the event of the termination of a director’s service other than by reason of total and permanent disability or death, the then outstanding additional options of such holder will expire three months after such termination, and (ii) in the event of the termination of a director’s service by reason of total and permanent disability or death, the then outstanding additional options of such holder will expire one year after such termination. The exercise price of any such additional options must be paid in full in cash or shares of Common Stock upon the exercise of the option, or in a combination of cash and shares.

Tax Consequences Regarding Stock Options

      The grant of stock options under the 2003 Plan will be nonqualified options that are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of stock options creates no income tax consequences to the non-employee director or the Company. A non-employee director who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

Tax Consequences Regarding Restricted Stock

      A non-employee director of the Company will not recognize income at the time an award of restricted stock is made under the 2003 Plan unless he or she makes the election described below. If the non-employee director does not make this election, then the non-employee director will recognize ordinary income when all the restrictions on the restricted stock lapse. The amount of income recognized equals the fair market value of the restricted stock on the date that all of the restrictions lapse reduced by an amount, if any, paid (or deemed to have been paid) by the non-employee director for the restricted stock. The Company generally will be entitled to a deduction in the same amount and at the same time as the non-employee director recognizes income. Any otherwise taxable disposition of the restricted stock after the applicable restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the date that the restrictions lapsed). Dividends paid in cash and received by the non-employee director before the date the restrictions lapse will constitute ordinary income to the non-employee director. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described in this section. If the non-employee director forfeits the restricted stock, then the non-employee director will not be entitled to deduct any loss except to the extent of the amount, if any, the non-employee director paid (or is deemed to have paid) for the restricted stock.

      A non-employee director may, within thirty days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of the restricted stock on the date of the award, reduced by amount, if any, the non-employee director pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the non-employee director recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the non-employee director in the year of payment, to the extent of the Company’s accumulated earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the grant date of the restricted stock). If the non-employee director makes this election and subsequently forfeits the restricted stock, then the non-employee director will not be entitled to deduct any loss except to the extent of the amount, if any, the non-employee director paid (or is deemed to have paid) for the restricted stock. The Company is required, however, to include as ordinary income the amount of the deduction the Company previously claimed with respect to the forfeited shares.

Transferability

      Options granted under the 2003 Plan will be non-transferable other than by will or the laws of descent and distribution. Restricted shares of Common Stock issued under the 2003 Plan will be non-transferable until vested. The Company plans to file a Form S-8 Registration Statement with the Securities and Exchange Commission in order to register under the Securities Act of 1933 the shares underlying options granted and restricted shares issued under the 2003 Plan.

      The following chart presents the benefits or amounts that will be received by or allocated under the 2003 Plan to each of the following groups for the calendar year 2003, to the extent that these benefits or amounts are determinable:

2003 Non-Employee Directors’ Stock Incentive Plan

Name and Principal Position	Dollar Value	Number of Units

Ivan R. Sabel Chairman and Chief Executive Officer of the Company	N/A	N/A

Thomas F. Kirk President and Chief Operating Officer of the Company	N/A	N/A

George McHenry Executive Vice President and Chief Financial Officer of the Company	N/A	N/A

Name and Principal Position	Dollar Value	Number of Units

Richmond L. Taylor
Executive Vice President of the Company and Chief Operating Officer of Hanger Prosthetics and Orthotics, Inc. and HPO, Inc. (formerly known as NovaCare Orthotics & Prosthetics, Inc.)
	N/A	N/A

Ron May President and Chief Operating Officer of Southern Prosthetic Supply, Inc.	N/A	N/A

Executive Officers as a Group	N/A	N/A

Non-Executive Director Group (5 persons)	(1)	30,000	(2)

Non-Executive Officer Employee Group	N/A	N/A

(1)	The dollar value of the options and restricted stock expected to be granted in 2003 cannot be determined. The options and restricted stock will be granted on June 3, 2003, with the options having an exercise price equal to the closing sale price of the Common Stock on the New York Stock Exchange on the date of grant.

(2)	Each non-employee director will receive a grant of an option to purchase 5,000 shares of Common Stock and a grant of 1,000 restricted shares of Common Stock. Each non-employee director may also receive an additional number of restricted shares of Common Stock and an additional option in the event such a director elects to receive such additional shares and option in lieu of such director’s annual cash director fee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE 2003 DIRECTOR PLAN.

PROPOSAL THREE — APPROVAL OF AMENDMENT TO 2002 STOCK OPTION PLAN

      On January 28, 2002, the Board of Directors of the Company approved, and on May 30, 2002, the shareholders of the Company ratified the adoption of, the Company’s 2002 Stock Option Plan (the “2002 Plan”) and the authorization of a total of 1,500,000 shares of Common Stock to underlie options granted and to be granted under the 2002 Plan. The 2002 Plan replaced the Company’s expired 1991 Stock Option Plan (the “1991 Plan”). The 2002 Plan currently provides for (i) the granting to employees of the Company of both incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options (“NQSOs”) which do not qualify as incentive stock options under Section 422A of the Code. (ISOs and NQSOs previously granted under the 1991 Plan and ISOs and NQSOs granted and to be granted under the 2002 Plan are collectively referred to hereinafter as “Employee Options.”)

      On February 6, 2003, the Board of Directors of the Company approved an amendment to the 2002 Plan to provide for the grant of restricted stock awards under the 2002 Plan in addition to the existing provisions of the 2002 Plan relating to the issuance of Employee Options and, accordingly, to rename the 2002 Plan to be the 2002 Stock Incentive (rather than Option) Plan. This amendment to the 2002 Plan is designed to increase the Company’s ability to attract and retain the services of qualified persons to serve as employees of the Company and to increase their proprietary interest in the Company’s continued success. Approval of this amendment to the 2002 Plan by the holders of a majority of the Company’s outstanding shares of Common Stock present or represented at the Annual Meeting is required for the adoption of such amendment. The following description of the material provisions of the 2002 Plan, as amended by such proposed amendment thereto, is qualified by reference to the full provisions of the 2002 Plan, a copy of which is set forth as Exhibit B to this Proxy Statement. In summary, the existing provisions of the 2002 Plan will remain unchanged, except only for additional ability of the Compensation Committee to grant restricted stock awards under the 2002 Plan.

Administration

      The 2002 Plan will continue to be administered by the Compensation Committee (the “Committee”) consisting of two directors appointed by the Board. The members of the Committee, who presently are of Thomas P. Cooper, M.D. (Chair) and Edmond E. Charrette, M.D., are not eligible to receive Employee Options or restricted stock awards under the 2002 Plan. The Committee has the authority to determine the employees to whom Employee Options and restricted stock awards are granted and, subject to the provisions of the 2002 Plan, the terms of the Employee Options and the restricted stock awards, as well as whether such Employee Options are ISOs or NQSOs.

Purpose

      The purpose of the 2002 Plan will continue to be to attract, retain and motivate officers and key employees of the Company and its subsidiaries and to provide a means by which such persons may be given an opportunity to acquire a proprietary interest in the Company through the ownership of Common Stock through the exercise of stock options granted under the 2002 Plan or the receipt of restricted stock awards under the 2002 Plan.

Eligible Employees

      The 2002 Plan will continue to provide for the granting of Employee Options to officers and key employees selected by the Committee. The 2002 Plan will also now provide for the granting of restricted stock awards to officers and key employees selected by the Committee. Approximately 3,060 persons are currently eligible to participate under the 2002 Plan. No decision has been made by the Committee as to when, to whom or in what amounts Employee Options or restricted stock awards will be granted this year under the 2002 Plan.

Authorized Shares

      At the 2002 Annual Meeting of Stockholders, a total of 1,500,000 shares of Common Stock were authorized by the Company’s Board of Directors and approved by the Company’s stockholders for possible issuance under the 2002 Plan, subject to adjustment as provided under the 2002 Plan. As of April 16, 2003, Employee Options to purchase an aggregate of 515,998 shares of Common Stock at prices ranges from $10.50 per share to $17.60 per share had been granted to 23 employees under the 2002 Plan. Shares of Common Stock subject to Employee Options that lapse or are cancelled will continue to become available for issuance pursuant to future Employee Options or, if the proposed amendment is approved, shares of restricted stock awards granted under the 2002 Plan. Shares of Common Stock subject to grants of restricted stock which remain unvested at the time of the termination of a recipient employee’s employment with the Company will be forfeited by the employee (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) and will thereafter again become available for issuance pursuant to future Employee Options or restricted stock awards granted under the 2002 Plan. The proposed amendment to the 2002 Plan will not increase the total number of shares of Common Stock which are currently authorized for issuance under the 2002 Plan.

Employee Options Granted under the 2002 Plan

      The 2002 Plan will continue to provide for the issuance of ISOs and NQSOs. As discussed below under “Federal Income Tax Consequences,” the Company would be able to recognize certain deductions in connection with NQSOs that may not be recognized in the case of ISOs.

Option Exercise and Payment

      The amount (valued at the time of grant) of an ISO that vests in any one calendar year may not exceed $100,000. Furthermore, no ISO may be granted under the 2002 Plan to any person who, as the time of the grant, owns capital stock of the Company possessing more than 10% of the total combined voting power of the Company, unless the exercise price of the ISO is at least 110% of the fair market value on the date of grant of the shares of Common Stock subject to the ISO, and the term of the ISO does not exceed five years from the date of grant.

      The exercise price of ISOs as well as NQSOs under the 2002 Plan may not be less than the fair market value of the Common Stock on the date of grant of the Employee Option. In some cases, as discussed above, the exercise price of ISOs may not be less than 110% of the fair market value of the Common Stock on the date of grant. “Fair market value” is defined under the 2002 Plan generally to mean the reported last sale price of the Common Stock on a particular date as reported by the New York Stock Exchange (or such other national securities exchange or inter-dealer quotation system on or in which the shares of Common Stock are listed or included in the future).

      Shares of Common Stock subject to Employee Options that lapse or are cancelled will continue to become available for issuance pursuant to future Employee Options or, if the proposed amendment is approved, shares of restricted stock awards granted under the 2002 Plan. Shares of Common Stock subject to grants of restricted stock which remain unvested at the time of the termination of a recipient employee’s employment with the Company will be forfeited by the employee (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) and will thereafter again become available for issuance pursuant to future Employee Options or restricted stock awards granted under the 2002 Plan.

      In the event of a proposed dissolution or liquidation of the Company, each Employee Option will terminate unless otherwise provided by the Board of Directors. If the Board makes an Employee Option terminate upon a merger or sale of assets, the Board will notify the optionee that the Employee Option will be exercisable to the extent vested that time for a period of 30 days from the date of such notice and the Employee Option will terminate upon the expiration of such period.

      The exercise price of Employee Options granted under the 2002 Plan may be paid for (i) in cash, (ii) in shares of Common Stock already owned by the optionee and valued at their fair market value on the date of exercise of the Employee Option, or (iii) by a combination of (i) and (ii) above, in the manner provided in the Employee Option agreement entered into in connection with each Employee Option. No Employee Option granted under the 2002 Plan may be exercised after the expiration of 10 years from the date it was granted.

      Subject to the above limitations, provisions relating to the time or times at which an Employee Option may be exercisable will be included in the Employee Option agreement entered into by the Company and an optionee upon the granting of an Employee Option. Employee Options granted under the 2002 Plan will be non-transferable by the optionee otherwise than by will or the laws of descent and distribution and will be exercisable during the optionee’s lifetime only by him or her.

Restricted Stock Granted under the 2002 Plan

      The shares of Common Stock granted under the 2002 Plan will be restricted because they will be subject to whatever restrictions, including but not limited to vesting periods, as may be determined by the Committee and as set forth in the Restricted Stock Agreement entered into with the employee. If the recipient employee ceases to be an employee of the Company (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) prior to the date on which all the restrictions on the restricted shares have been satisfied or expired, then such employee will forfeit all such restricted shares as to which such restrictions have not been satisfied or expired prior to that time.

Adjustments Upon Changes in Capitalization

      In the event any change in capitalization of the Company results from a stock split or payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt of consideration, appropriate adjustments will be made in the exercise price of and number of shares subject to all outstanding Employee Options, as well as the number of shares subject to the 2002 Plan.

Amendment and Termination of the 2002 Plan

      The Board of Directors may amend the 2002 Plan at any time or from time to time or may terminate it without the approval of stockholders; provided, however, that the approval of the holders of a majority of the outstanding shares of the Company entitled to vote is required for any amendment which would (i) materially increase the benefits accruing to participants under the 2002 Plan, (ii) increase the number of shares of Common Stock which may be issued under the 2002 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2002 Plan. No such action by the Board of Directors or shareholders may unilaterally alter or impair any Employee Option or restricted shares previously granted under the 2002 Plan without the consent of the recipient employee.

Tax Consequences Regarding Stock Options

      The grant of a stock option under the 2002 Plan creates no income tax consequences to the key employee or the Company. A key employee who is granted a NQSO will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

      In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income, if any, is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.

Tax Consequences Regarding Restricted Stock

      A key employee of the Company will not recognize income at the time an award of restricted stock is made under the Incentive Plan unless he or she makes the election described below. If the key employee does not make this election, then the key employee will recognize ordinary income when all the restrictions on the restricted stock lapse. The amount of income recognized equals the fair market value of the restricted stock on the date that all of the restrictions lapse reduced by an amount, if any, paid by the key employee for the restricted stock. The Company generally will be entitled to a deduction in the same amount and at the same time as the key employee recognizes income. Any otherwise taxable disposition of the restricted stock after the applicable restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the date that the restrictions lapsed). Dividends paid in cash and received by a key employee before the date the restrictions lapse will constitute ordinary income to the key employee. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described in this section.

      A key employee may, within thirty days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of the restricted stock on the date of the award, reduced by amount, if any, the key employee pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the key employee recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the key employee in the year of payment, to the extent of the Company’s accumulated earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the grant date of the restricted stock). If the key employee makes this election and subsequently forfeits the restricted stock, then the key employee will not be entitled to deduct any loss except to the extent of the amount, if any, the key employee paid for the restricted stock. The Company is required, however, to include as ordinary income the amount of the deduction the Company previously claimed with respect to the forfeited shares.

Transferability

      Options granted under the 2002 Plan will be non-transferable other than by will or the laws of descent and distribution. Restricted shares of Common Stock granted under the 2002 Plan will be non-transferable until all restrictions on such shares have been satisfied or expired. The Company plans to file a Form S-8 Registration Statement with the Securities and Exchange Commission in order to register under the Securities Act of 1933 the shares underlying options and restricted shares granted under the 2002 Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENT TO THE 2002 STOCK OPTION PLAN.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Company’s Board of Directors, which currently consists of C. Raymond Larkin, Jr., Thomas P. Cooper, M.D. and Risa J. Lavizzo-Mourey, M.D., is governed by its charter, which was recently revised and a copy of which is attached as Exhibit C to this Proxy Statement. All the members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange, which means that they have no relationship to the Company that may interfere with the exercise of their independence from management of the Company. Furthermore, each audit committee member is deemed by the Board of Directors to be financially literate and at least one member has accounting or related financial management expertise, as called for by New York Stock Exchange listing standards. In January 2003, the SEC issued rules which will require next year’s proxy statement to disclose whether the Company’s Board of Directors has determined that its audit committee has at least one “audit committee financial expert,” as defined in the SEC’s rules. The Board of Directors plans to make that determination and the required disclosures will be set forth in next year’s proxy statement.

      The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2001 with management of the Company and its independent auditing firm, PwC. In that connection, the Audit Committee discussed with PwC the matters required to be discussed by Statement of Accounting Standards No. 61, as amended (“SAS 61”). SAS 61 requires an auditor to communicate certain matters relating to the conduct of an audit to the Audit Committee, including: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; (iv) any disagreements with management regarding the application of accounting principles, the basis for management’s accounting estimates, the disclosures in the financial statements and the wording of the auditor’s report; (v) the auditor’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles as applied in its financial reporting; and (vi) the consistency of application of the accounting principles and underlying estimates and the clarity, consistency and completeness of the accounting information contained in the financial statements, including items that have a significant impact on the representational faithfulness, verifiability and neutrality of the accounting information.

      In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“ISB 1”) and discussed PwC’s independence with PwC.

Pursuant to ISB 1, PwC (i) disclosed to the Audit Committee all relationships between PwC and its related entities that in PwC’s professional judgment may reasonably be thought to bear on independence, and (ii) confirmed in the letter that, in its professional judgment, it is independent of the Company.

      Based on the above-referenced review and discussions, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors:

C. Raymond Larkin, Chairman
Thomas P. Cooper, M.D.
Risa J. Lavizzo-Mourey, M.D.

Audit And Non-Audit Fees

      The total fee billed for professional services rendered and out of pocket expenses incurred by PwC for the audit of the Company’s financial statements for the year ended December 30, 2002 and the reviews of the Company’s financial statements included in its Quarterly Reports on Form 10-Q during 2002 was approximately $462,801. PwC received no financial information systems design and implementation fees for information technology services rendered during the year. In addition, PwC received approximately $488,835 of fees for all other non-audit services, primarily for tax-related services rendered by PwC during 2002. The Audit Committee considered whether the provision of other non-audit services to the Company is compatible with maintaining PwC’s independence.

PRINCIPAL STOCKHOLDERS

      The following table sets forth the number of shares of Common Stock beneficially owned as of April 16, 2003 by: (i) each person known by Hanger to be the beneficial owner of 5% or more of such class of securities, (ii) each director and nominee for director of Hanger, (iii) each of the above-listed officers and (iv) all directors, nominees and officers of Hanger as a group.

	Number of	Percent of
Directors, Officers and 5%	Shares of	Outstanding
Stockholders	Common Stock(1)	Common Stock(1)

J.P. Morgan Partners, LLC(2)	3,835,423	17.2%
Fidelity Investments(3)	2,216,420	10.9
Dimensional Fund Advisors(4)	1,143,900	5.6
Harris Associates L.P.(5)	1,124,000	5.5
BNP Paribas(6)	779,245	3.7
Ivan R. Sabel, CPO(7)	567,350	2.7
H.E. Thranhardt, CPO(8)	323,682	1.7
Richmond L. Taylor(9)	147,501	0.7
Risa J. Lavizzo-Mourey, M.D.(10)	52,850	0.3
Edmond E. Charrette, M.D.(11)	47,500	0.2
Thomas P. Cooper, M.D.(12)	44,000	0.2
George E. McHenry(13)	18,750	0.1
Ron May(14)	18,000	0.1
Thomas F. Kirk(15)	14,000	0.1
C. Raymond Larkin, Jr.(16)	10,000	*
Mitchell J. Blutt, M.D.(17)	—	—
Eric Greene(17)	—	—
All directors, nominees and officers as a group (13 Persons)(18)	1,244,633	6.1

*	Less than 0.1 percent

(1)	Assumes in the case of each stockholder listed in the above list that all presently exercisable warrants or options held by such stockholder were fully exercised by such stockholder, without the exercise of any warrants or options held by any other stockholders.

(2)	Consists of shares of non-voting Common Stock into which the Redeemable Preferred Stock held by J.P. Morgan Partners, LLC (“JPM”) is convertible. Reference is made to note (17) below for information relating to two current members of the Board of Directors of the Company who are affiliated with JPM. The address of JPM is 1221 Avenue of the Americas, New York, New York 10020.

(3)	The address of Fidelity Investments is 82 Devonshire Street, Boston, MA 02109.

(4)	The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(5)	The address of Harris Associates L.P. is Two North La Salle Street, Suite 500, Chicago, IL 60602.

(6)	Includes 767,085 of non-voting Common Stock into which the Redeemable Preferred Stock held by BNP Paribas is convertible. The address of BNP Paribas is 787 Seventh Avenue, New York, NY 10019.

(7)	Includes 446,250 shares subject to exercisable options to purchase shares from the Company and excludes 262,500 shares subject to unvested options that have not yet become exercisable.

(8)	Consists of 230,734 shares owned directly by Mr. Thranhardt, 18,750 shares subject to exercisable options to purchase shares from the Company, 35,543 shares owned indirectly by him as trustee for members of his family, and 57,405 shares owned indirectly by him as general partner of a family partnership; does not include 16,250 shares subject to unvested options that have not yet become exercisable.

(9)	Includes 147,501 shares subject to exercisable options to purchase shares from the Company and excludes 142,499 shares subject to unvested options that have not yet become exercisable.

(10)	Includes 8,750 shares subject to exercisable options to purchase shares from the Company and excludes 16,250 shares subject to unvested options that have not yet become exercisable.

(11)	Includes 22,500 shares subject to exercisable options to purchase shares from the Company and excludes 12,500 shares subject to unvested options that have not yet become exercisable.

(12)	Includes 37,500 shares subject to exercisable options to purchase shares from the Company and excludes 12,500 shares subject to unvested options that have not yet become exercisable.

(13)	Includes 18,750 shares subject to exercisable options to purchase shares from the Company and excludes 131,250 shares subject to unvested options that have not yet become exercisable.

(14)	Includes 18,000 shares subject to exercisable options to purchase shares from the Company and excludes 22,166 shares subject to unvested options that have not yet become exercisable.

(15)	Excludes 350,000 shares subject to unvested options that have not yet become exercisable.

(16)	Includes 10,000 shares subject to exercisable options to purchase shares from the Company and excludes 20,000 shares subject to unvested options that have not yet become exercisable.

(17)	Does not include the shares reported above as owned by JPM. Dr. Blutt is an Executive Partner and Eric Green is a partner of JPM. They disclaim beneficial ownership of the shares beneficially owned by JPM, except to the extent of their pecuniary interest therein.

(18)	Includes a total of 748,169 shares subject to exercisable options held by directors and the above listed officers of the Company to purchase shares from the Company and excludes a total of 936,249 shares subject to unvested options held by such persons that have not yet become exercisable.

STOCK PERFORMANCE CHART

      The following chart compares the Company’s cumulative total stockholder return with the S&P 500 Index, a performance indicator of the overall stock market, and Company-determined peer group index.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN (1) (2)

AMONG HANGER ORTHOPEDIC GROUP, INC., S&P 500 INDEX &
PEER GROUP INDEX (3)

Assumes $100 invested on January 1, 1998.

(1) Total return assumes reinvestment of dividends and based on market capitalization.

(2) Fiscal year ending December 31.

(3)	The five issuers of common stock included in the peer group index are American Homepatient, Inc., US Oncology, Inc., Healthsouth Corporation, Orthodontic Centers of America, Inc. and Renal Care Group, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of securities ownership on Form 3 and reports of changes in such ownership on Forms 4 and 5 with the Securities and Exchange Commission. Based solely on a review of the copies of such reports furnished to the Company during the most recently-completed fiscal year, we believe that all reports of securities ownership and changes in such ownership required to be filed during 2002 were timely filed, except for Messrs. Owen, Blutt and Green, each of whom did not timely file one report on Form 4 with respect to one transaction, and Mr. May, who did not file six reports on Form 4 with respect to six transactions.

YEAR 2004 STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the 2004 Annual Meeting, which presently is expected to be held in May 2004, must be received by the Secretary of the Company, Two Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814, no later than December 31, 2003 (i.e., at least 120 days prior to the expected date of the mailing of the proxy statement), in order for them to be considered for inclusion in the 2004 Proxy Statement. A shareholder desiring to submit a proposal to be voted on at next year’s Annual Meeting, but not desiring to have such proposal included in next year’s Proxy Statement relating to that meeting, should submit such proposal to the Company by March 17, 2004 (i.e., at least 45 days prior to the expected date of the mailing of the Proxy Statement). Failure to comply with that advance notice requirement will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the Proxy Statement.

OTHER MATTERS

      Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

By Order of the Board of Directors
HANGER ORTHOPEDIC GROUP, INC.

Glenn Lohrmann
Secretary

April 30, 2003

EXHIBIT A

HANGER ORTHOPEDIC GROUP, INC.

2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

1. Purpose

      The purpose of this 2003 Non-Employee Directors’ Stock Incentive Plan (the “Plan”) of Hanger Orthopedic Group, Inc. (the “Company”) is to increase the ownership interest in the Company of non-employee directors whose services are considered essential to the Company’s continued progress and to provide a further incentive to serve as a director of the Company.

2. Administration

      The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive options or awards of restricted shares under the Plan, the number of shares of stock subject to any such options or awards of restricted shares under the Plan, or the exercise price of such options, or the time or times at which options may be granted or exercised, or the time or times at which restricted shares may be granted, and provided further that the Committee shall not have the authority to alter or amend the Plan or to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its stockholders and persons granted options and restricted shares under the Plan.

3. Participation in the Plan

      Directors of the Company who are not employees of the Company or any affiliate of the Company shall be eligible to participate in the Plan (“Eligible Directors”).

4. Shares Subject to the Plan

      Subject to adjustment as provided in Section 9, an aggregate of 500,000 shares of Company common stock, par value $.01 per share (the “Stock”), shall be available for issuance upon the exercise of options granted under the Plan and the award of restricted shares under the Plan. The shares of Stock deliverable upon the exercise of options and the award of restricted shares may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan. Except in the case of the death or disability of an Eligible Director or a change in control of the Company, if any Eligible Director who has been awarded any restricted shares shall cease being an Eligible Director prior to the date on which the restricted shares shall have vested, then such unvested shares shall be cancelled and forfeited by that recipient director, in which case such shares shall once again become available under the Plan for issuance upon the exercise of options granted under the Plan and the award of restricted shares under the Plan. No shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to paragraph (f) of Section 6 shall become available for the grant of other options under the Plan.

5. Non-Statutory Stock Options

      All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended.

6. Terms, Conditions and Form of Annual Options

      Except as otherwise provided under this Plan, each annual option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a) Annual Option Grant Dates. Options to purchase 5,000 shares of Stock (as adjusted pursuant to Section 9) shall be granted automatically on an annual basis to each Eligible Director as of the third business day following the date of each Annual Meeting of Stockholders of the Company at which the Eligible Director is elected. In the event an Eligible Director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such Eligible Director will be automatically granted an option to purchase shares of Common Stock on the third business day following the date on which that Eligible Director is appointed to the Board to fill such vacancy, with the number of shares of Common Stock underlying such option being equal to a pro-rata portion of the annual option grant amount of 5,000 shares and with such pro-rata portion being calculated by multiplying the number of 5,000 by a fraction, the numerator of which shall be equal to the number of months remaining from and including the month in which such Eligible Director is appointed to the Board of Directors to and including the month in which the next ensuing Annual Meetings of Stockholders will occur, and the denominator of which shall be equal to twelve (12) months.

      (b) Purchase Price. The purchase price per share of Stock for which each option is exercisable shall be 100% of the fair market value per share of Stock on the date the option is granted, which shall be the closing per-share price of the Stock as reported on the New York Stock Exchange.

      (c) Exercisability and Term of Options. Each option granted under the Plan will become exercisable and mature in full on the first anniversary of the date of grant. Each option granted under the Plan shall expire ten years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

      (d) Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of total and permanent disability or death as set forth in paragraph (e) hereof, the then outstanding options of such holder shall expire ninety (90) days after such termination.

      (e) Disability or Death. In the event of termination of service by reason of the total and permanent disability of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and the holder may exercise all or any portion of such option at any time within one year after such total and permanent disability, but in no event after the expiration date of the term of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holder’s legal representative at any time within a period of one year after such death, but in no event after the expiration date of the term of the option.

      (f) Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash or in Stock, or in a combination of cash and Stock. The sum of the cash and the fair market value of such Stock shall be at least equal to the aggregate purchase price of the shares to be delivered.

7. Terms and Conditions of Annual Restricted Stock Issuances

      Except as provided in this Plan, each annual issuance of restricted shares of Stock granted under this Plan shall be subject to the following terms and conditions:

      (a) Restricted Stock Grant Dates. The amount of 1,000 shares of Stock (as adjusted pursuant to Section 9) shall be granted automatically on an annual basis to each Eligible Director as of the third business day following the date of each Annual Meeting of Stockholders of the Company at which the Eligible Director is elected. In the event an Eligible Director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such Eligible Director will be automatically granted restricted shares of Common Stock on the third business day following the date on which the Eligible Director is appointed to the Board of Directors to fill such vacancy, with the number of restricted shares of Common Stock being equal to a pro-rata portion of the annual grant amount of 1,000 shares and with such pro-rata portion being calculated by multiplying the number of 1,000 by a fraction, the numerator of which shall be equal to the number of months remaining from and including the month in which such Eligible Director is appointed to the Board of Directors to and including the month in which the next ensuing Annual Meetings of Stockholders will occur, and the denominator of which shall be equal to twelve (12) months.

      (b) Restrictions. Each share of Stock issued under this Plan shall be restricted as a result of being subject to a one year vesting period, and shall be subject to forfeiture and cancellation in the event of early termination of such vesting period as hereinafter provided.

      (c) Termination of Service. In the event of the termination of service on the Board by the holder of any unvested shares of Stock, other than by reason of total and permanent disability or death as set forth in paragraph (d) hereof, the then unvested shares of Stock shall be forfeited and cancelled unless such unvested shares of Stock vest on or before the date which is ninety (90) days after such termination.

      (d) Disability or Death. In the event of termination of service by reason of the total and permanent disability of the holder of any unvested shares of Stock, each of the then unvested shares of Stock of such holder will immediately vest in full as of the date of such total and permanent disability of the holder. In the event of the death of the holder of any unvested shares of Stock, each of the then unvested shares of Stock will immediately vest in full as of the date of death of such holder.

8. Terms and Conditions of Options and Restricted Stock Being Issued in Lieu of Annual Director Fees.

      So long as the Company pays an annual fee to Eligible Directors, then each Eligible Director may elect to receive all of his or her annual director fee from the Company in the form of shares of Stock, subject to the following terms and conditions:

      (a) Restricted Stock in Lieu of Annual Director Fee. Except as otherwise provided in this Plan, each Eligible Director may elect to receive all of his or her annual director fee from the Company in the form of shares of Stock to be issued to such director in the number of whole shares of Stock which is equal to (i) the amount of such annual director fee divided by (ii) the closing sale price per share of the Stock as reported by the New York Stock Exchange on the third business day following the date of each Annual Meeting of Stockholders at which the Eligible Director is elected. In the event an Eligible Director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such Eligible Director will be entitled to receive a pro-rata portion of his or her annual director fee, with such eligible Director being able to elect to receive such pro-rata portion of the annual director fee in the form of shares of Common Stock to be issued to such Eligible Director in the number of whole shares of Common Stock which is equal to (i) the amount of such director fee divided by (ii) the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date on which the Eligible Director is appointed to the Board to fill such vacancy. The shares of Stock received by such Eligible Director under this Section 8(a) will be subject to the provisions of Section 7 (b), (c) and (d) of this Plan.

      (b) Additional Stock Option. In the event an Eligible Director elects to receive his or her annual director fee in shares of Stock under this Plan, then such eligible Director shall also receive an additional option to purchase shares of Stock under this Plan in an amount equal to one-half of the number shares of Stock that such Eligible Director received in lieu of his or her annual director fee under Section 8(a). The date of grant of such additional option shall be the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected or, in the event an eligible director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then the date of grant of such additional option shall be the date on which the eligible director is appointed to the Board to fill such vacancy. All other terms and provisions of such additional option shall be the same as under the provisions of Section 6 (b), (c) and (d) of this Plan.

9. Adjustment upon Changes in Stock

      If there shall be any change in the Stock subject to the Plan or to any option granted thereunder through a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding and to subsequent option grants and in the purchase price of outstanding options to reflect such changes.

10. Merger, Consolidation or Liquidation

      At least 30 days prior written notice of a merger, consolidation or liquidation of the Company shall be given by the Company to each option holder and each holder of restricted Stock issued under this Plan, in which case vesting shall accelerate and, contemporaneously with the closing of such merger, consolidation or liquidation of the Company, all outstanding options shall become fully exercisable and all unvested shares of Stock shall become fully vested. Upon the occurrence of a merger, consolidation or liquidation of the Company and subject to the immediately preceding sentence of this Section 10, this Plan and all options then outstanding hereunder shall automatically terminate unless the surviving or acquiring corporation shall assume the outstanding options or substitute new options for them.

11. Assignment and Transfer

      Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder’s lifetime only by the holder or the holder’s guardian or legal representative. Each unvested share of Stock issued under this Plan shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and may not be sold, pledged, hypothecated, assigned or transferred until only after each such share of Stock has vested pursuant to the terms of this Plan.

12. Limitation of Rights

      (a) No Right to Continue as a Director. Neither this Plan, nor the granting of an option, nor the issuance of any shares of Stock nor any other action taken pursuant to this Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.

      (b) No Stockholder’s Rights for Options or Unvested Shares. An optionee shall have no rights as a stockholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued. The holder of unvested shares of Stock shall have no rights as a stockholder with respect to such unvested shares granted hereunder until the date such shares become vested in the holder, and no adjustment will be made for dividends or other rights for which the record date is prior to the date of the vesting of such shares of Stock.

13. Effective Date and Duration of Plan

      This Plan shall become effective immediately following approval by the stockholders at the 2003 Annual Meeting of Stockholders. The period during which grants of options and restricted shares of Stock shall be made under this Plan shall terminate on the fourth business day following the 2013 Annual Meeting of Stockholders (unless this Plan is extended or terminated at an earlier date) but such termination shall not affect the terms of any then outstanding options.

14. Amendment, Suspension or Termination of the Plan

      The Board of Directors may suspend or terminate this Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders, no revision or amendment shall change the selection or eligibility of directors to receive options and/or restricted shares of Stock under this Plan, the number of shares of Stock subject to any such options, grants of restricted shares or the Plan itself, the exercise price of any option, the vesting period of any option or grant of restricted shares or materially increase the benefits accruing to participants under this Plan; and further provided that the Plan provisions relating to the amount, price and timing of option awards and grants of restricted shares shall not be amended more than once every six months, other than to comport with changes under the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

15. Fractional Shares

      No fractional shares of Stock shall be issued pursuant to grants of options or restricted shares of Stock hereunder, but in lieu thereof, the cash value of such fraction shall be paid.

EXHIBIT B

HANGER ORTHOPEDIC GROUP, INC.

2002 STOCK INCENTIVE PLAN

      1. Purpose. The purpose of the 2002 Stock Incentive Plan (the “Plan”) of Hanger Orthopedic Group, Inc. (the “Company”) is to make shares of the common stock, $.01 par value per share (the “Stock”), of the Company available for issuance as restricted stock and/or for purchase under stock options granted to selected officers and key employees of the Company or subsidiaries of the Company, upon terms which will give them an added incentive to continue service with the Company and a more direct interest in the future success of its operations. The options granted hereunder shall be either incentive stock options (“ISOs”) within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (“NQSOs”). ISOs and NQSOs collectively are referred to hereinafter as “Options.”

      2. Administration.

(a) The Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) composed of not less than three directors of the Company, who shall be appointed by and serve at the pleasure of the Board. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. Each member of the Committee shall be ineligible to be granted Options or shares of restricted Stock under the Plan and shall otherwise be a “disinterested person” within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended. The Committee shall keep minutes of its meetings.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and power to determine the employees to whom Options and shares of restricted Stock shall be granted, the number of shares of Stock to be included in each Option, the number of shares of Stock to be included in each grant of restricted Stock, the exercise price at which the shares of Stock included under an Option may be purchased, the Option period and time(s) and manner of exercise, whether the Option shall be an ISO or a NQSO, and the restrictions applicable to any and all shares of restricted stock granted under this Plan. All decisions of the Committee may be reviewed by the Board and modified or overruled within ten (10) days after the date of the Committee’s decision; provided, however, that the Board shall have no power to modify or overrule a decision of the Committee with respect to the grant of an Option or the grant of restricted shares of Stock once the Committee has made a grant of such Option and/or restricted shares of Stock pursuant to this Plan. Nothing contained in this Plan shall be construed to give any employee the right to be granted an Option or issued restricted shares of Stock or to insist upon the inclusion of any term or condition in any grant of any Option or any grant of restricted shares, except such as may be authorized by the Committee. The Committee shall have the authority and power to adopt such rules and regulations and to take such action as it shall consider advisable for the administration of this Plan. The Committee shall have the authority and power to construe, interpret and administer this Plan, and the decisions of the Committee shall be final and binding upon the Company, its employees, Option holders, holders of unvested restricted shares of Stock, and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to this Plan or any Option or the grant of any restricted shares under this Plan.

      3. Participation.

(a) Eligible Employees. Selected officers and key employees of the Company or subsidiaries of the Company who are, in the sole opinion of the Committee, from time to time primarily responsible for the management of, or in a position to contribute materially to the growth and financial success of the Company and its subsidiaries (including employees who are members of the Board) shall be eligible to receive Options to purchase Stock under the Plan and shares of Stock subject to vesting periods as determined by the Committee; provided, however, that no member of the Committee may be granted

Options or shares of restricted Stock under this Plan. From such eligible employees, the Committee shall from time to time choose those to whom Options and/or restricted shares of Stock shall be granted. The Committee shall determine the number of shares of Stock subject to each such Option and grant of restricted shares, whether the Option is an ISO or NQSO, and the terms and provisions of the agreements relating to each such Option and each such grant of restricted shares of Stock under this Plan. An employee who has been granted an Option and/or restricted shares of Stock under this Plan may, if he or she is otherwise eligible, be granted an additional Option or Options and/or granted additional restricted shares of Stock if the Committee shall so determine.

(b) Limitations.

(i) Except as permitted below, no ISO may be granted under the Plan to any employee who, immediately before the granting of such ISO, owns directly or indirectly Stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company. An ISO may be granted to an employee in excess of the 10 percent limit if such ISO has an exercise price of at least 110 percent of the fair market value of the Stock subject to such ISO on the date of grant and if such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

(ii) The aggregate fair market value (determined as of the time an ISO is granted) of the Stock for which any employee may be granted ISOs in any calendar year (under this Plan and all other incentive stock option plans of the employer corporation and its parent and subsidiary corporations, if any) may exceed $100,000; provided, however, that the amount (valued at the time of grant) of an ISO that vests in any one calendar year may not exceed $100,000.

      4. Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement (“Option Agreement”) which shall be entered into by the Company and the employee to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement. In no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted. “Fair Market Value” means (i) if the Stock is listed on a national securities exchange, the last sale price of the Stock as reported by the consolidated tape of such exchange on the date of grant of the Option, or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; (ii) if the Stock is included in the NASDAQ National Market System, the last sale price of the Stock as reported thereby on the date of grant of the Option or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; or (iii) if the Stock is not listed on a national securities exchange or included in the NASDAQ National Market System, the mean of the highest and lowest bid prices for the Stock in the over-the-counter market on the date of grant of the Option or the value determined to be fair and reasonable by the Committee.

(b) Duration of Options. Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder. Such period must end, in all cases, not more than 10 years from the date such Option is granted. An ISO shall be treated as outstanding until it is exercised in full or expires by reason of time.

(c) Transferability. Each Option Agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution and that such Option is exercisable during the Option Holder’s lifetime only by such Option Holder.

(d) Nature and Exercise of, and Payment for, Option. Each Option Agreement shall specify whether the Option is an ISO or NQSO and shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the number of shares of Stock with respect to which such Option is exercised. If requested by the Company, such notice shall contain the Option Holder’s representation that he is purchasing the Stock for investment purposes only and his agreement not to sell any Stock so purchased in any manner which is in violation of the Securities Act of 1933, as amended, or any applicable state law. Such restrictions, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase of such Stock shall take place at the principal offices of the Company within 20 days following delivery of such notice. The purchase price of Stock upon exercise of any Option shall be paid in full (a) in cash, (b) in Stock valued at its Fair Market Value on the date of exercise of the Option, or (c) by a combination of (a) and (b), in the manner provided in the Option Agreement. Certificates for such shares of Stock tendered in payment shall be in a form for good delivery and, if the certificates were issued pursuant to the exercise of an ISO, the Option Holder must have held the tendered shares for at least one year.

(e) Date of Grant. An Option shall be considered as having been granted on the date the Committee decides to grant the Option.

(f) Notice of Sale of Stock; Withholding. Each Option Agreement shall provide (i) that the Option Holder shall notify the Company in writing if Stock acquired under an ISO is “disposed of” within the meaning of Section 422A of the Code within two years after the date of the grant of the ISO or within one year after the transfer of such Stock to the Option Holder; and (ii) that if the Option Holder does “dispose of” Stock within such period, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

      5. Restricted Stock Agreements. Each restricted share of Stock issued under this Plan shall be evidenced by a written restricted stock agreement (“Restricted Stock Agreement”) which shall be entered into by the Company and the employee to whom the shares of restricted Stock are granted (the “Restricted Stock Holder”), and which shall contain such terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case, including but not limited to vesting periods and other restrictions applicable to such shares of Stock, restrictions on transferability prior to the expiration of such vesting periods and any other restrictions imposed by the Committee on such shares and any conditions relating to minimum periods of continuing service to and employment by the Company.

      6. The Stock. The total number of shares of Stock as to which Options and restricted shares of Stock may be granted under this Plan shall not exceed 1,500,000 in the aggregate, except as such number of shares shall be adjusted in accordance with the provisions of Section 7 hereof. If any outstanding Option under the Plan shall expire or be terminated for any reason before the end of the 10-year period during which Options may be granted hereunder and/or if any restrictions applicable to any shares of Stock granted under this Plan have not been satisfied prior to date of termination of employment with the Company of Restricted Stock Holder, then the shares of Stock allocable to the unexercised portion of such Option and the shares of Stock allocable to the portion of such restricted shares as to which the restrictions have not been satisfied, may again be included in an Option or be available for grant as restricted shares of Stock under the Plan. The Company shall at all times retain as authorized and unissued Stock at least the number of shares from time to time included in outstanding Options and grants of restricted shares of Stock under this Plan, or otherwise assure itself of its ability to perform its obligations under this Plan.

      7. Adjustments.

(a) Adjustments by Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock, or change in any way the rights and privileges of such shares, by means of the payment of a Stock dividend or the making of any other distribution upon such shares payable in Stock, or through a Stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving the Stock, then the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence: (i) the shares of Stock as to which Options and restricted shares may be granted under the Plan; (ii) the maximum number of shares of Stock with respect to which an employee may receive an Option hereunder; and (iii) the shares of Stock then included in each outstanding Option granted hereunder.

(b) Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to each Option Holder then holding an Option hereunder upon exercise thereof and each Restricted Stock Holder upon the satisfaction of all restrictions and terms applicable to such shares.

(c) Apportionment of Price. Upon any occurrence described in the preceding subsections (a) and (b) of this Section 7, the total Option price under any then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other property subject to the Option.

(d) Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be added to the number of shares then underlying each outstanding Option the Stock or other securities which the Option Holder would have been entitled to subscribe for if immediately prior to such grant the Option Holder had exercised his entire Option, and the Option price shall be increased by the amount which would have been payable by the Option Holder for such Stock or other securities.

(e) Determination by the Committee, Etc. Adjustments under this Section 7 shall be made by the Committee, whose determinations with regard thereto shall be final and binding. No fractional shares of Stock shall be issued on account of any such adjustment.

      8. Merger, Consolidation, Etc.

(a) Effect of Transaction. Upon the occurrence of any of the following events, if the notice required by Section 8(b) hereof shall have first been given, this Plan and all Options then outstanding under it and all restricted shares issued hereunder as to which the applicable restrictions have not been satisfied prior to that time shall automatically terminate as to the Options and shall automatically be forfeited back to the Company as to such restricted shares of Stock and, in each case, be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Committee, the Board or the Company: (i) the merger, consolidation or liquidation of the Company or the acquisition of its assets or stock pursuant to a nontaxable reorganization, unless the surviving or acquiring corporation, as the case may be, shall assume the outstanding Options or shall assume the restricted shares of Stock or shall substitute new options and/or new restricted shares for them pursuant to Section 425(a) of the Code; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all or substantially all of the Company’s assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company’s reorganization under applicable statutes; or (v) the sale, lease or exchange of all or substantially all of the Company’s assets and business.

(b) Notice of Such Occurrences. At least 30 days’ prior written notice of any event described in Section 8(a) hereof, except the transactions described in subsections 8(a)(iii) and (iv) as to which no notice shall be required, shall be given by the Company to each Option Holder and each Restricted Stock Holder theretofore granted an Option or issued restricted shares of Stock under this Plan. The Option Holders and Restricted Stock Holders so notified may exercise their Options and have all restrictions on their restricted shares removed at any time before the occurrence of the event requiring the giving of notice, regardless of whether all conditions of exercise relating to continuation of employment for specified periods of time have been satisfied. Such notice shall be deemed to have been given when delivered personally to an Option Holder and/or a Restricted Stock Holder, as applicable, or when mailed to an Option Holder and/or a Restricted Stock Holder, as applicable, by registered or certified mail, postage prepaid, at such holder’s last address known to the Company.

      9. Expiration. The Plan shall terminate whenever the Board adopts a resolution to that effect. If not sooner terminated under the preceding sentence hereof, the Plan shall wholly cease and expire 10 years from the effective date hereof. After termination, no Options nor restricted shares shall be granted under the Plan, but the Company shall continue to recognize Options and restricted shares previously granted.

      10. General Provisions.

(a) Amendments, Etc. The Board may from time to time amend, modify, suspend or terminate this Plan. Nevertheless, no such amendment, modification, suspension or termination shall (i) impair any Option theretofore granted under this Plan or deprive any Option Holder of any shares of Stock which he may have acquired through or as a result of the Plan, (ii) impair any restricted shares of Stock theretofore granted under this Plan or deprive any Restricted Stock Holder of any restricted shares of Stock which he or she may have acquired through or as a result of this Plan or (iii) be made without the approval of the shareholders of the Company where such change would (A) materially increase the benefits accruing to Option Holders and/or Restricted Stock Holders under this Plan, (B) materially increase the total number of shares of Stock which may be issued under this Plan, or (C) materially modify the requirements as to eligibility for participation in this Plan.

(b) Qualification under Internal Revenue Code. The Company intends that all ISOs granted under this Plan shall constitute incentive stock options within the meaning of Section 422A of the Code and this Plan shall be construed and administered in order to effect such intention.

(c) Treatment of Proceeds. Proceeds from the sale of Stock pursuant to Options granted under this Plan and/or restricted shares granted under this Plan shall constitute general funds of the Company.

(d) Effective Date. The effective date of the Plan shall be May 30, 2002, being the date on which Plan was approved by the by shareholders of the Company; provided, however, that the effective date of the amendment to the Plan permitting the granting of restricted shares of Stock under the Plan shall be May 30, 2003, being the date on which the shareholders of the Company approved the amendment to the Plan to permit the granting of restricted shares of Stock under the Plan. ISOs previously granted under the Company’s 1991 Stock Option Plan and outstanding as of the May 30, 2002 effective date of this Plan shall continue to be governed by the terms of the Option Agreements entered into in connection with such ISOs.

(e) Paragraph Headings. The paragraph headings are included herein only for convenience and they shall have no effect on the interpretation of the Plan.

EXHIBIT C

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF HANGER ORTHOPEDIC GROUP, INC.

Purpose

      The purpose of the Audit Committee of the Board of Directors of Hanger Orthopedic Group, Inc. (the “Company”) is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications, independence and performance; and

•	the performance of the Company’s internal audit function.

Membership

      The Committee will consist of not less than three members of the Board of Directors who must meet the independence and experience requirements of the SEC and New York Stock Exchange. Those rules require, among other things that:

•	the director have no material relationship with the Company (other than as a director);

•	each member be deemed by the Board to be “financially literate” (or be able to become so within a reasonable time after appointment) and at least one member of which must be an “audit committee financial expert;”

•	no member receive consulting or other fees (other than Board or Committee fees) from the Company; and

•	no member serve as a member of the audit committee of more than two other public company boards of directors.

Authority and Responsibilities

      In pursuit of the purposes set forth above, the authority and responsibilities of the Audit Committee shall include the following:

      1. Review of Committee Charter and Performance. The Committee shall review and assess the adequacy of this charter at least annually and shall submit any recommended changes to the Board for approval. The Committee shall annually review its own performance.

      2. Meetings and Subcommittees. The Committee shall, absent unusual circumstances, meet at least quarterly. The Committee shall meet separately and periodically (absent unusual circumstances, at least twice per year) with management, the independent auditor and the internal auditor. The Committee may form and delegate authority to subcommittees when appropriate.

      3. Advisors. The Committee shall have the authority to engage outside legal, accounting and other advisors without Board approval.

      4. Oversight of Independent Auditor. The Committee shall be solely responsible for the appointment, replacement and oversight of the independence and performance of the independent auditor, who shall report directly to the Committee. Such responsibility shall include:

•	resolution of disagreements between the independent auditor and management;

•	review of the annual written report from the independent auditor discussing all relationships between the auditor and the Company, discussing with the auditor of any such disclosed relationships and their impact on the independent auditor’s independence, and the taking of appropriate action in response to the auditor’s report relating to the auditor’s independence;

•	establishment of policies for the Company’s hiring of employees or former employees of the independent auditor;

•	preapproval of all audit and non-audit services rendered to the Company by the independent auditor; and

•	consideration of the propriety of adopting a policy of rotating the independent auditor on a regular basis.

      5. Reports of the Committee. The Committee shall make regular reports to the Board and shall prepare the report of the Committee required under Item 306 of the SEC’s Regulation S-K to be included in the Company’s annual proxy statement stating whether the Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 (“SAS 61”);

•	received the written disclosures from the auditor relating to its independence required by Independence Standards Board Standard No. 1; and

•	recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

      6. Whistle Blower Procedures. When required to do so by the NYSE rules approved by the SEC, the Committee shall establish and implement procedures to receive, retain and address complaints regarding accounting and auditing matters, including procedures for employees’ anonymous submissions of concerns.

      7. Annual Audited Financial Statements. The Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (the “MD&A”) portion of the Annual Report on Form 10-K, and shall recommend to the Board whether the audited financial statements should be included in the Form 10-K. In that connection, the Committee shall discuss with the independent auditor the matters required to be discussed by SAS 61 relating to the audit.

      8. Quarterly Financial Statements. The Committee shall discuss with management and the independent auditor the Company’s unaudited quarterly financial statements prior to the filing of its Form 10-Q.

      9. Quarterly CEO and CFO Certifications. The Committee shall receive the quarterly disclosures required to be made to the Committee by the CEO and CFO in their certifications included in the Company’s Forms 10-Q and 10-K relating to:

•	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and

•	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

      10. Reports From and Discussions With the Independent Auditor. The Committee shall receive from and discuss with the independent auditor periodic reports relating to:

•	all critical accounting policies and practices to be used;

•	alternative treatments within GAAP discussed with management, the effects of using or not using such treatments and the independent auditor’s preferred treatment;

•	any management letter, schedule of unadjusted differences or other material written communications with management;

•	the independent audit firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review of the independent audit firm, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to an audit, and steps to be taken to deal with any such issues; and

•	any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management and management’s response to all such difficulties.

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Company; and

•	earnings press releases (paying particular attention to any use of any “pro forma” or “adjusted” non-GAAP information) and financial information and earnings guidance provided to shareholders, analysts and rating agencies.

      11. Earnings Releases. The Committee shall periodically review the Company’s earnings press releases and financial information and earnings guidance provided by the Company to shareholders, analysts and rating agencies.

      12. Risk Assessment and Management. The Committee shall review with management and the independent auditor compliance with laws, regulations and internal procedures and contingent liabilities and discuss policies with respect to risk assessment and risk management. The Committee shall periodically discuss with the Company’s general counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

      13. Internal Audit Function. The Committee shall review the appointment and replacement of the senior internal auditing executive, review the significant reports to management prepared by the internal auditing staff and management’s responses thereto, and discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.

PROXY

HANGER ORTHOPEDIC GROUP, INC.
TWO BETHESDA METRO CENTER, SUITE 1200
BETHESDA, MARYLAND 20814

               This proxy is solicited by the Board of Directors for the ANNUAL MEETING OF STOCKHOLDERS of Hanger Orthopedic Group, Inc. (the “Company”), a Delaware corporation, on May 30, 2003, 10:00 a.m., local time.

               The undersigned appoints Ivan R. Sabel and Thomas F. Kirk, and each of them, a proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 30, 2003, or at any adjournment thereof, with all powers the undersigned would have if personally present.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS:		Please mark your votes as indicated in this example [X]

1. To Elect Directors FOR all nominees listed to the right (except as marked to the contrary) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed to the right [ ]	MITCHELL J. BLUTT, M.D., EDMOND E. CHARRETTE, M.D., THOMAS P. COOPER,
M.D., ERIC GREEN, THOMAS F. KIRK, C. RAYMOND LARKIN, JR., RISA J. LAVIZZO-
MOUREY, M.D., IVAN R. SABEL, CPO, AND H.E. THRANHARDT, CPO.

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE,
WRITE THAT NOMINEE’S NAME ON THE SPACE PROVIDED BELOW). __________________________________________________________________

2. Proposal to approve the Company’s 2003 Non-Employee Directors’ Stock Incentive Plan and the authorization of 500,000 shares the Company’s Common Stock for issuance under that Plan.	3. Proposal to approve an amendment to the Company’s 2002 Stock Option Plan. FOR AGAINST ABSTAIN	4. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

FOR AGAINST ABSTAIN
Sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, indicate title. If shares are held jointly, each holder should sign. Date _____________, 2003

__________________________ __________________________ Signature of Stockholder(s)

THE SHARES WILL BE VOTED AS DIRECTED ABOVE, AND WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING AS THE PROXIES SHALL DECIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.